UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: VANGUARD MALVERN FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2002 - September 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R)ASSET ALLOCATION FUND
SEPTEMBER 30, 2003


[GRAPHIC]

ANNUAL REPORT

THE VANGUARD GROUP(R)LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

================================================================================
CONTENTS
  1  LETTER FROM THE CHAIRMAN
  6  REPORT FROM THE ADVISOR
  9  FUND PROFILE
 11 GLOSSARY OF INVESTMENT TERMS
 13 PERFORMANCE SUMMARY
 14 YOUR FUND'S AFTER-TAX RETURNS
 15 ABOUT YOUR FUND'S EXPENSES
 16 FINANCIAL STATEMENTS
 31 ADVANTAGES OF VANGUARD.COM
================================================================================
SUMMARY

* The Investor Shares of Vanguard Asset Allocation Fund returned 25.8% in the 12 months ended September 30, significantly exceeding the returns of the benchmark index and the average peer fund.
* The U.S. stock market climbed sharply during the 2003 fiscal year as investors regained an appetite for risk.
* The fund's advisor enhanced the returns available from the stock market with well-timed shifts into bonds.
================================================================================

Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Fellow Shareholder,

Vanguard Asset Allocation Fund earned more than 25% in the fiscal year ended September 30, 2003, enhancing the returns on an all-stock allocation with prescient tilts toward bonds. With returns of 25.8% for Investor Shares and 26.0% for Admiral Shares, the fund easily surpassed both the gain of its unmanaged benchmark and the average return of competing funds.

[GRAPHIC] [GRAPHIC] [GRAPHIC]
--------------------------------------------------------------------------------
2003 TOTAL RETURNS                                      FISCAL YEAR ENDED
                                                             SEPTEMBER 30
VANGUARD ASSET ALLOCATION FUND
  Investor Shares                                                   25.8%
  Admiral Shares                                                    26.0
Asset Allocation Composite Index*                                   17.4
Average Flexible Portfolio Fund**                                   17.3
Wilshire 5000 Index                                                 26.3
--------------------------------------------------------------------------------
*65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Derived from data provided by Lipper Inc.

The table at left shows the 12-month results for the fund, its primary benchmark--a composite of large-cap U.S. stocks and long-term U.S. Treasury bonds--and the average flexible portfolio fund. We also provide the return of the Wilshire 5000 Total Market Index, representing the broad U.S. stock market. The components of your fund's return--beginning and ending net asset values, plus income distributions--appear in a table on page 5. If you hold the Asset Allocation Fund in a taxable account, you may wish to see page 14 for a review of the fund's after-tax performance.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data suggesting that the economy was grinding into gear: reports of unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product.

Admiral(R)Shares
--------------------------------------------------------------------------------
A lower-cost class of shares available to many longtime sharedholers and to those with significant investments in the fund.
--------------------------------------------------------------------------------

     Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Index, returning a robust 26.3% for the 12 months. Both small- and large-capitalization stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2003
                                                --------------------------------
                                                    One          Three      Five
                                                   Year          Years     Years
STOCKS
  Russell 1000 Index (Large-caps)                 25.1%         -10.3%      1.5%
  Russell 2000 Index (Small-caps)                 36.5           -0.8       7.5
Wilshire 5000 Index (Entire market)               26.3           -9.5       2.0
MSCI All Country World Index Free
  ex USA (International)                          29.0           -7.4       2.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        5.4%           8.9%      6.6%
  (Broad taxable market)
Lehman Municipal Bond Index                        3.9            7.7       5.7
Citigroup 3-Month Treasury Bill Index              1.2            2.7       3.7
================================================================================
CPI
Consumer Price Index                               2.3%           2.2%      2.5%
--------------------------------------------------------------------------------

     Most interest rates rose, making a small dent in bond prices and modestly reducing total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

STOCKS DID WELL; YOUR FUND DID BETTER

A high allocation to stocks was the primary reason that Vanguard Asset Allocation Fund performed so strongly in fiscal-year 2003. The fund's advisor, Mellon Capital Management, considers a "neutral" allocation to stocks to be 65% of assets, but in the past 12 months the advisor saw no reason to be neutral. Instead, the fund spent much of the past year with all of its assets in stocks--reflecting the advisor's bullish assessment of the stock market's relative value. This decision alone would have ensured outstanding returns, given that the S&P 500 Index returned 24.4%. (The advisor seeks to parallel the S&P 500's performance in the fund's stock allocation.)

     The fund uses long-term Treasury bonds for its fixed income holdings, and these instruments returned just 3.7% in the fiscal year, according to the Lehman Long Treasury Index. Nonetheless, the advisor was able to enhance the return available from the stock market with well-timed tactical asset allocation shifts into bonds. The dates and details appear in the adjacent table. In early December, the Asset Allocation Fund shifted 10% of its assets from stocks to bonds, benefiting from a year-end rally in Treasury bonds. In the New Year, the fund restored its 100% stock allocation, which it maintained until the middle of July. During that period, stocks recorded double-digit gains, while long-term Treasury bonds posted very modest returns. At the tail end of your fund's fiscal year, Mellon Capital Management made a two-stage shift to a 20% bond allocation, just as bond prices perked up and stocks cooled.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION CHANGES
DATE                                         STOCKS     BONDS  CASH
--------------------------------------------------------------------------------
STARTING ALLOCATION:
September 30, 2002                             100%        0%    0%
December 3, 2002                                90        10     0
December 31, 2002                              100         0     0
July 17, 2003                                   90        10     0
August 4, 2003                                  80        20     0
--------------------------------------------------------------------------------

THE LONG-TERM RECORD OF OUR FUND REMAINS IMPRESSIVE

The fund's tactical asset allocation strategy enjoyed uncanny success during the past year. We hope all investors know that it would be unrealistic to expect such performance as a matter of course. Still, the fund's long-term record indicates that its disciplined strategy has been a reliably rewarding approach to the financial markets. The adjacent table displays the annualized returns of your fund and its comparative standards over the past ten years, as well as the growth of a hypothetical investment of $10,000 in each.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT

Asset Allocation Fund
  Investor Shares                        9.7%                            $25,158
Asset Allocation
  Composite Index                        9.7                              25,232
Average Flexible
  Portfolio Fund                         7.1                              19,826
Wilshire 5000 Index                      9.5                              24,772
--------------------------------------------------------------------------------

     During this period, the Asset Allocation Fund produced a higher return than the broad stock market, despite the fund's occasionally substantial commitments to bonds, which generally return less than stocks over time. The fund also outperformed the average return of competing flexible-portfolio funds. The Asset Allocation Fund's average annual return of 9.7% was a full 2.6 percentage points higher than that of its peer group, a difference that would have compounded into $5,332 in additional wealth on an initial investment of $10,000.

To bring you the maximum benefit of the rewards generated by the advisor's strategy, we constantly strive to keep fund operating costs as low as reasonably possible. To compare your fund's costs with those of competing funds, please see page 15.

DIVERSIFICATION AND TRUST ARE KEY TO LONG-TERM SUCCESS

The strength of the stock market's resurgence has been surprising, perhaps a fitting postscript to a bear market that was remarkable in both its depth and duration. But if the magnitude of change is remarkable, the fact of change is not. Markets rarely follow a predictable path. The best response is to be prepared for anything.

At the portfolio level, this is relatively simple. Select a mix of broadly diversified stock, bond, and money market funds consistent with your goals and time horizon, and stick with it. Vanguard Asset Allocation Fund delivers this diversified portfolio in a single fund, along with the opportunity to benefit from periodic imbalances in the relative values of stocks, bonds, and cash. Of course, there's always the risk that a misjudgment about these imbalances will impair the fund's return. Such risks are an inevitable part of investing.

Our experience has led us to believe that a sensible investment plan can be most productive when you work with a provider that embraces the values that are paramount at Vanguard. Serving the long-term investment needs of our clients is our single goal--one that is dictated by our mutual corporate structure, which channels all of our efforts toward the creation of wealth for our shareholders.

We thank you for entrusting your assets to Vanguard.

Sincerely,

/s/JOHN J. BRENNAN
John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 10, 2003










--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE        SEPTEMBER 30, 2002-SEPTEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                           STARTING         ENDING          INCOME       CAPITAL
                        SHARE PRICE    SHARE PRICE       DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Asset Allocation Fund
  Investor Shares            $16.65         $20.66          $0.270        $0.000
  Admiral Shares              37.38          46.39           0.648         0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Since our last report to you six months ago, the U.S. equity market has surged, with most market indexes exploding upward from their levels in March. For the full fiscal year, your fund outperformed its benchmark index--weighted 65% in stocks and 35% in bonds--by more than 8 percentage points. The fund, which held 100% of its assets in stocks for most of the period, also outperformed the S&P 500 Index. Our strong relative return in 2003--the result of several tactical shifts in our mix of stocks and bonds--was a welcome counterpoint to our underperformance of the composite index in fiscal 2002.

THE INVESTMENT ENVIRONMENT

Though stocks have risen dramatically, the conditions that led us to overweight equities in the fund are still present. The markets are not at "fair value." As you may know, we follow a disciplined process that focuses on forward-looking risk-adjusted returns. After the recent equity rally, the return that we expect for stocks in the future has declined, to be sure. However, our process does not look at expected returns in isolation. Instead, we evaluate each asset class individually and comparatively (adjusted for risk) and choose the asset allocation most likely to maximize overall long-run returns. Although we have moved away from 100% equities, our model continues to call for an 80% allocation. (The S&P stood at about 995 on September 30; corporate bonds were yielding about 5.9%; and long-term Treasury bonds, about 4.9%.)

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The advisor attempts to identify these windows of opportunity and to structure the fund to take advantage of them.
--------------------------------------------------------------------------------

Overall, U.S. corporate fundamentals still remain sound, buttressing our large equity allocation. Cash flow from operations for corporate America remains strong, and earnings have been rising. At Mellon Capital, we view earnings quality as an effective indicator of corporate health (and future cash flows). The ratio of cash flow to earnings is a useful proxy for earnings quality. For the S&P 500, this ratio continues to hold up at well above-average levels.

Although consensus earnings-growth forecasts have come down slightly since our last report, analysts expect annualized growth of 11.5% over the next five years. Though there are, of course, no guarantees, we believe that such growth appears quite attainable--given that the economy is coming out of recession and that the large fiscal and monetary stimuli being currently applied by the Federal Reserve and the U.S. government should be beneficial.

Consensus expectations also call for acceleration in the near-term growth rate of gross domestic product, picking up from about 3% during the second quarter of 2003 to an average rate of more than 3.8% over the next five quarters. Meanwhile, actual current inflation and expected future inflation remain low.

The outlook for improved economic growth with benign inflation is consistent with--and supportive of--our positive view on equities. Furthermore, the equity market has been less volatile during 2003: S&P volatility has been around 18% (annualized)--a significant decline from the 26% of 2002. Calm gradually appears to be returning. If volatility were to continue to decline toward its historical long-run average of 16%, the equity risk premium (the difference between the expected long-term returns of stocks and bonds) should decline and stocks should deliver solid returns. And, if expectations about rising economic growth rates prove to be accurate, bond yields could rise. Under such a scenario, our bond underweight may well turn out to be "defensive."

OUR SUCCESSES

We began the fiscal year with an aggressive 100% allocation to stocks. This stance was driven by a compelling equity risk premium; solid earnings, cash-flow, and growth prospects for corporate America; and a short-term perception of risk by investors that far exceeded our best estimate of long-run economic risk. The fund maintained this overweight during most of the 12 months, a period in which the S&P 500 Index outperformed the Lehman Long Treasury Index by 20.7 percentage points. Our lowest target allocation to stocks came during the final two months of the period, when 80% of our assets were invested in equities.

OUR SHORTFALLS

In hindsight, our initial move to 100% stocks in July 2002 turned out to be a few months early and led to underperformance in fiscal 2002. Nonetheless, in the context of the entire year, our 100% equity position has turned out to be "right." Over the past three decades, there have been four other occasions when our tactical asset allocation model has recommended 100% stocks. Like each of the past instances, this one has been followed by substantial positive equity returns. The path has not always been straight up, however. For example, in the six months immediately following our 100% equity signal in the fall of 1977, stocks fell -7.6% before rebounding. After July 2002's move, when the S&P 500 Index was at about 910, the index declined about -10% in three months. Although this hurt our fiscal 2002 performance, the index returned 30.5% from its low in October through September, leading to significant outperformance in fiscal 2003.

OUR PORTFOLIO POSITION

At the end of the fiscal year, with the S&P 500 at about 995, our calculations showed that the index could deliver a return of about 10% per year over the next 10 years. Meanwhile, high-grade corporate bonds currently trade at a yield of 5.9%. Our expected risk premium of more than 4% per year (the long-run average has been about 3.5%) remains compelling enough for a 15% overweight toward stocks, or a target 80% weighting as of the fiscal year-end. In short, here is the current message from our expected risk premium model: Stay the course, as our analysis suggests that more stock outperformance is to come.

William L. Fouse, CFA
Thomas F. Loeb
MELLON CAPITAL MANAGEMENT CORPORATION

OCTOBER 13, 2003

As of 9/30/2003
FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 11 and 12.

ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
TOTAL FUND CHARACTERISTICS

Turnover Rate                                  43%
Expense Ratio
  Investor Shares                            0.43%
  Admiral Shares                             0.31%
Cash Investments                                0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST STOCKS (% OF EQUITIES)

Microsoft Corp.                               3.3%
  (software)
General Electric Co.                          3.2
  (conglomerate)
Wal-Mart Stores, Inc.                         2.7
  (retail)
ExxonMobil Corp.                              2.6
  (oil)
Pfizer Inc.                                   2.6
  (pharmaceuticals)
Citigroup, Inc.                               2.6
  (banking)
Intel Corp.                                   1.9
  (electronics)
International Business Machines Corp.         1.7
  (computer hardware)
American International Group, Inc.            1.6
  (insurance)
Johnson & Johnson                             1.6
  (pharmaceuticals)
--------------------------------------------------
TOP TEN                                      23.8%
--------------------------------------------------
TOP TEN AS % OF TOTAL NET ASSETS             16.7%
--------------------------------------------------
The "Ten Largest  Stocks"  excludes any  temporary
cash investments and equity index  products.
--------------------------------------------------

--------------------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                                               COMPARATIVE                 BROAD
                                 FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.90                 1.00    0.89          1.00
Beta                             1.31                 1.00    0.75          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF EQUITY PORTFOLIO)
                                                        Comparative        Broad
                                         Fund                Index*      Index**
--------------------------------------------------------------------------------
Auto & Transportation                      3%                    3%           3%
Consumer Discretionary                    14                    14           16
Consumer Staples                           8                     8            7
Financial Services                        22                    22           23
Health Care                               14                    14           14
Integrated Oils                            4                     4            3
Other Energy                               2                     2            2
Materials & Processing                     3                     3            4
Producer Durables                          4                     4            4
Technology                                16                    16           15
Utilities                                  7                     7            7
Other                                      3                     3            2
--------------------------------------------------------------------------------
-----------------------
FUND ASSET ALLOCATION t

Bonds              20%
Stocks             80%
-----------------------

*S&P 500 Index.
**Wilshire 5000 Index.
+ Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                        Comparative        Broad
                                         Fund                Index*      Index**
--------------------------------------------------------------------------------
Number of Stocks                          500                   500        5,288
Median Market Cap                      $49.6B                $49.6B       $26.2B
Price/Earnings Ratio                    20.5x                 20.5x        21.5x
Price/Book Ratio                         2.9x                  2.9x         2.7x
Dividend Yield                           1.8%                  1.8%         1.6%
Return on Equity                        21.8%                 21.8%        19.9%
Earnings Growth Rate                     7.3%                  7.3%         7.7%
Foreign Holdings                         0.0%                  0.0%         0.8%
--------------------------------------------------------------------------------

-----------------------------
EQUITY INVESTMENT FOCUS

Market Cap              Blend
Style                   Blend
-----------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                        Comparative        Broad
                                         Fund               Index t     Index tt
--------------------------------------------------------------------------------
Number of Bonds                            25                    41        6,571
Average Coupon                           7.5%                  7.5%         5.8%
Average Maturity                   18.3 years            18.6 years    7.4 years
Average Quality                      Treasury              Treasury          Aaa
Average Duration                   11.3 years            11.2 years    4.4 years
--------------------------------------------------------------------------------

------------------------------------
FIXED INCOME INVESTMENT FOCUS

Credit Quality       Treasury/Agency
Average Maturity                Long
------------------------------------

*S&P 500 Index.
**Wilshire 5000 Index.
+ Lehman Long Treasury Index.
++ Lehman Aggregate Bond Index.

Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS
================================================================================
AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by one percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. The prices of longer-term bonds are more sensitive than those of shorter-term bonds to changes in interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other index-based products to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have
market   capitalizations   above  the  median,   and  the  rest  are  below  it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

AS OF 9/30/2003
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
--------------------------------------------------------------------------------

ASSET ALLOCATION FUND


CUMULATIVE PERFORMANCE SEPTEMBER 30, 1993-SEPTEMBER 30, 2003

Month Year      Asset Allocation  Average Flexible        Allocation    Wilshire
                 Investor Shares    Portfolio Fund   Composite Index  5000 Index
--------------------------------------------------------------------------------
09    1993                 10000             10000             10000       10000
12    1993                 10123             10168             10095       10182
03    1994                  9661              9892              9631        9802
06    1994                  9560              9762              9564        9726
09    1994                  9795             10001              9846       10254
12    1994                  9889              9925              9909       10175
03    1995                 10685             10571             10757       11094
06    1995                 11803             11349             11834       12130
09    1995                 12594             11939             12547       13239
12    1995                 13395             12414             13397       13884
03    1996                 13772             12812             13535       14664
06    1996                 14128             13166             13925       15311
09    1996                 14517             13411             14285       15744
12    1996                 15503             14101             15299       16830
03    1997                 15667             14110             15397       16938
06    1997                 17628             15599             17428       19799
09    1997                 18788             16606             18631       21731
12    1997                 19738             16737             19412       22096
03    1998                 21745             18162             21261       25026
06    1998                 22645             18432             22069       25513
09    1998                 21652             16971             21274       22444
12    1998                 24751             19113             24075       27273
03    1999                 25005             19266             24478       28302
06    1999                 25676             20360             25378       30511
09    1999                 24832             19603             24332       28493
12    1999                 26042             21502             26458       33698
03    2000                 27508             22112             27621       34984
06    2000                 27339             21901             27237       33416
09    2000                 27652             22117             27339       33471
12    2000                 27332             21565             26613       30013
03    2001                 24781             19883             24685       26310
06    2001                 26070             20646             25489       28276
09    2001                 23916             18859             23570       23781
12    2001                 25872             20180             25051       26723
03    2002                 25848             20114             24970       26980
06    2002                 23677             18865             23260       23577
09    2002                 19991             16905             21494       19616
12    2002                 21893             17811             22725       21149
03    2003                 21167             17364             22373       20497
06    2003                 24403             19234             24998       23881
09    2003                 25158             19826             25232       24772
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED SEPTEMBER 30, 2003     FINAL VALUE
                                --------------------------------
                                          ONE      FIVE     TEN     OF A $10,000
                                         YEAR     YEARS   YEARS       INVESTMENT
--------------------------------------------------------------------------------
Asset Allocation Fund Investor Shares   25.85%    3.05%   9.66%          $25,158
Wilshire 5000 Index                     26.25     1.99    9.50            24,772
Asset Allocation Composite Index*       17.39     3.47    9.70            25,232
Average Flexible Portfolio Fund**       17.28     3.16    7.08            19,826
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     FINAL VALUE
                                         ONE           SINCE       OF A $250,000
                                        YEAR      INCEPTION+          INVESTMENT
--------------------------------------------------------------------------------
Asset Allocation Fund Admiral Shares   25.99%         -1.56%            $241,752
Wilshire 5000 Index                    26.25          -4.57              226,298
Asset Allocation Composite Index*      17.39          -0.53              247,161
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-SEPTEMBER 30, 2003
--------------------------------------------------------------------------------
                              ASSET ALLOCATION FUND                    COMPOSITE
                                 INVESTOR SHARES                          INDEX*
--------------------------------------------------------------------------------
FISCAL               CAPITAL            INCOME             TOTAL           TOTAL
YEAR                  RETURN            RETURN            RETURN          RETURN
--------------------------------------------------------------------------------
1994                   -5.2%              3.1%             -2.1%           -1.5%
1995                   23.6               5.0              28.6            27.4
1996                   11.1               4.2              15.3            13.9
1997                   24.7               4.7              29.4            30.4
1998                   11.5               3.7              15.2            14.2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ASSET ALLOCATION FUND                    COMPOSITE
                                 INVESTOR SHARES                          INDEX*
--------------------------------------------------------------------------------
FISCAL               CAPITAL            INCOME             TOTAL           TOTAL
YEAR                  RETURN            RETURN            RETURN          RETURN
--------------------------------------------------------------------------------
1999                   10.5%              4.2%             14.7%           14.4%
2000                    7.0               4.4              11.4            12.4
2001                  -16.6               3.1             -13.5           -13.8
2002                  -18.5               2.1             -16.4            -8.8
2003                   24.1               1.7              25.8            17.4
--------------------------------------------------------------------------------


*65% S&P 500 Index, 35% Lehman Long Treasury Index.
**Derived from data provided by Lipper Inc.
+August 13, 2001.

Note: See Financial Highlights tables on pages 25 and 26 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2003
                                               ONE YEAR    FIVE YEARS  TEN YEARS
                                               ---------------------------------
ASSET ALLOCATION FUND INVESTOR SHARES
  Returns Before Taxes                           25.85%         3.05%      9.66%
  Returns After Taxes on Distributions           25.19          1.26       7.37
  Returns After Taxes on Distributions
  and Sale of Fund Shares                        16.73          1.59       7.06
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                               COST OF $10,000              FUND     PEER GROUP*
                            INVESTMENT IN FUND     EXPENSE RATIO   EXPENSE RATIO
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND
  Investor Shares                          $49             0.43%           1.35%
  Admiral Shares                            35             0.31               --
--------------------------------------------------------------------------------
*Average Flexible Portfolio Fund.

The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

AS OF 9/30/2003   FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market-value order and bonds divided into government and industry categories. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
ASSET ALLOCATION FUND                   SHARES             (000)
----------------------------------------------------------------
COMMON STOCKS (70.2%) (1)
----------------------------------------------------------------
  Microsoft Corp.                    6,729,300           187,007
  General Electric Co.               6,234,400           185,847
  Wal-Mart Stores, Inc.              2,718,800           151,845
  ExxonMobil Corp.                   4,129,940           151,156
  Pfizer Inc.                        4,845,164           147,196
  Citigroup, Inc.                    3,209,461           146,063
  Intel Corp.                        4,051,000           111,443
  International Business
    Machines Corp.                   1,077,200            95,149
  American International
    Group, Inc.                      1,623,754            93,691
  Johnson & Johnson                  1,850,894            91,656
* Cisco Systems, Inc.                4,375,600            85,499
  The Procter & Gamble Co.             807,144            74,919
  Bank of America Corp.                933,188            72,826
  Merck & Co., Inc.                  1,396,600            70,696
  The Coca-Cola Co.                  1,535,700            65,974
  Verizon Communications             1,714,632            55,623
  Altria Group, Inc.                 1,262,300            55,289
  Wells Fargo & Co.                  1,044,310            53,782
* Dell Inc.                          1,601,100            53,461
* Amgen, Inc.                          803,272            51,867
  PepsiCo, Inc.                      1,070,310            49,052
  ChevronTexaco Corp.                  665,058            47,518
  SBC Communications Inc.            2,063,814            45,920
  Home Depot, Inc.                   1,432,400            45,622
  United Parcel Service, Inc.          699,700            44,641
  J.P. Morgan Chase & Co.            1,266,268            43,471
* Comcast Corp. Class A              1,402,075            43,296
  Fannie Mae                           610,800            42,878
* AOL Time Warner Inc.               2,803,600            42,362
  Viacom Inc. Class B                1,095,708            41,966
  Eli Lilly & Co.                      699,600            41,556
  Abbott Laboratories                  973,500            41,422
  Wyeth                                827,900            38,166
  Hewlett-Packard Co.                1,894,732            36,682
* Oracle Corp.                       3,266,200            36,647
  American Express Co.                 800,535            36,072
  Medtronic, Inc.                      759,300            35,626
  Morgan Stanley                       677,000            34,161
  Wachovia Corp.                       828,632            34,131
  3M Co.                               487,200            33,651
  Merrill Lynch & Co., Inc.            580,000            31,047
  Bristol-Myers Squibb Co.           1,202,660            30,860
  U.S. Bancorp                       1,196,777            28,711
  BellSouth Corp.                    1,150,600            27,246
  Bank One Corp.                       703,035            27,172
  Anheuser-Busch Cos., Inc.            520,128            25,663
  The Walt Disney Co.                1,267,500            25,565
  Tyco International Ltd.            1,238,695            25,307

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                        SHARES             (000)
----------------------------------------------------------------
  Lowe's Cos., Inc.                    483,500            25,094
  E.I. du Pont de Nemours & Co.        621,067            24,849
  The Goldman Sachs Group, Inc.        294,100            24,675
  Texas Instruments, Inc.            1,076,300            24,540
  ConocoPhillips Co.                   420,115            23,001
  Washington Mutual, Inc.              580,111            22,839
  United Technologies Corp.            293,700            22,697
  Freddie Mac                          428,200            22,416
  Target Corp.                         567,136            21,341
* eBay Inc.                            396,000            21,190
  Gillette Co.                         636,600            20,358
  QUALCOMM Inc.                        488,500            20,341
  Fifth Third Bancorp                  360,412            19,992
  FleetBoston Financial Corp.          650,623            19,616
  Walgreen Co.                         636,200            19,493
  Colgate-Palmolive Co.                336,300            18,796
* Applied Materials, Inc.            1,033,300            18,744
  McDonald's Corp.                     790,900            18,618
  UnitedHealth Group Inc.              369,400            18,588
  Dow Chemical Co.                     571,017            18,581
  First Data Corp.                     460,400            18,398
  MBNA Corp.                           793,275            18,087
  The Boeing Co.                       521,086            17,889
  Schlumberger Ltd.                    361,900            17,516
* EMC Corp.                          1,368,724            17,287
  Motorola, Inc.                     1,442,120            17,262
* Boston Scientific Corp.              255,700            16,314
  Kimberly-Clark Corp.                 316,892            16,263
  Cardinal Health, Inc.                278,125            16,240
  Allstate Corp.                       437,754            15,991
  Marsh & McLennan Cos., Inc.          332,800            15,845
  Caterpillar, Inc.                    213,600            14,704
  Clear Channel
   Communications, Inc.                380,200            14,562
  General Motors Corp.                 348,004            14,244
  Honeywell International Inc.         532,650            14,035
  Schering-Plough Corp.                910,400            13,875
  The Bank of New York Co., Inc.       476,300            13,865
  Emerson Electric Co.                 261,400            13,763
* AT&T Wireless Services Inc.        1,681,089            13,751
  Alcoa Inc.                           524,136            13,711
  Automatic Data Processing, Inc.      372,600            13,358
* Yahoo! Inc.                          376,400            13,317
  Metropolitan Life Insurance Co.      472,700            13,259
  Sysco Corp.                          404,700            13,238
  Southern Co.                         450,200            13,200
  Lockheed Martin Corp.                283,082            13,064
  Carnival Corp.                       391,000            12,860
  Gannett Co., Inc.                    165,600            12,844
  Prudential Financial, Inc.           342,700            12,803
  Exelon Corp.                         200,025            12,702
  Illinois Tool Works, Inc.            190,200            12,603
 Nextel Communications, Inc.           638,700            12,576
  Dominion Resources, Inc.             201,178            12,453
  Ford Motor Co.                     1,133,808            12,211
  BB&T Corp.                           335,900            12,062
  FedEx Corp.                          184,820            11,908
* Cendant Corp.                        634,534            11,859
  International Paper Co.              299,010            11,667
* Forest Laboratories, Inc.            226,000            11,628
  HCA Inc.                             310,745            11,454
* Kohl's Corp.                         209,000            11,181
  National City Corp.                  379,482            11,180
  SLM Corp.                            281,700            10,975
  Baxter International, Inc.           372,900            10,836
  General Mills, Inc.                  228,300            10,746
  SunTrust Banks, Inc.                 177,000            10,685
  AT&T Corp.                           490,195            10,564
  Lehman Brothers Holdings, Inc.       150,900            10,424
  AFLAC Inc.                           321,400            10,381
  NIKE, Inc. Class B                   165,600            10,072
  Charles Schwab Corp.                 844,475            10,058
  Duke Energy Corp.                    561,862            10,007
  Travelers Property Casualty
   Corp. Class B                       624,189             9,912
  Northrop Grumman Corp.               114,145             9,842
  Newmont Mining Corp.
   Holding Co.                         249,346             9,747
  Waste Management, Inc.               368,410             9,641
  General Dynamics Corp.               123,000             9,601
* Best Buy Co., Inc.                   199,600             9,485
  Avon Products, Inc.                  146,400             9,452
  The Gap, Inc.                        549,737             9,412
  Progressive Corp. of Ohio            135,200             9,344
  Computer Associates
   International, Inc.                 357,800             9,342
  State Street Corp.                   206,700             9,301
  Stryker Corp.                        122,600             9,233
  The Hartford Financial
   Services Group Inc.                 173,900             9,152
  Union Pacific Corp.                  156,900             9,127
  Harley-Davidson, Inc.                187,700             9,047
  Guidant Corp.                        192,600             9,023
  ALLTEL Corp.                         193,100             8,948
  Sara Lee Corp.                       486,900             8,939
* Costco Wholesale Corp.               282,412             8,777
  Tribune Co.                          190,102             8,726
* Analog Devices, Inc.                 227,000             8,630
  Golden West Financial Corp.           96,000             8,593
  Southwest Airlines Co.               479,750             8,492
  Kellogg Co.                          254,500             8,488
* The Kroger Co.                       470,300             8,404

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
ASSET ALLOCATION FUND                   SHARES             (000)
----------------------------------------------------------------
  PNC Financial Services Group         176,500             8,398
  Omnicom Group Inc.                   116,700             8,385
* Electronic Arts Inc.                  90,800             8,374
  Sprint Corp.                         554,200             8,368
* Veritas Software Corp.               264,900             8,318
  Occidental Petroleum Corp.           233,500             8,226
  Mellon Financial Corp.               269,600             8,126
  Capital One Financial Corp.          141,200             8,054
  Weyerhaeuser Co.                     135,900             7,943
  Paychex, Inc.                        233,350             7,918
  Maxim Integrated Products, Inc       199,900             7,896
  Deere & Co.                          148,100             7,895
* Zimmer Holdings, Inc.                141,026             7,771
  Wm. Wrigley Jr. Co.                  140,000             7,742
  Sears, Roebuck & Co.                 176,300             7,710
  CVS Corp.                            243,800             7,572
  Entergy Corp.                        138,600             7,505
  The McGraw-Hill Cos., Inc.           120,600             7,493
  The Chubb Corp.                      115,400             7,487
  H.J. Heinz Co.                       218,000             7,473
* Corning, Inc.                        789,200             7,434
  Masco Corp.                          296,900             7,268
  American Electric Power Co., Inc.    241,360             7,241
* Staples, Inc.                        303,500             7,208
  Raytheon Co.                         255,800             7,162
  Franklin Resources Corp.             161,700             7,149
  FPL Group, Inc.                      113,000             7,142
* Apollo Group, Inc. Class A           107,700             7,111
  ConAgra Foods, Inc.                  333,400             7,081
  Linear Technology Corp.              196,200             7,026
* WellPoint Health
  Networks Inc. Class A                 90,600             6,983
* Starbucks Corp.                      241,000             6,941
  Danaher Corp.                         93,900             6,935
* Bed Bath & Beyond, Inc.              181,200             6,918
  Equity Office Properties
   Trust REIT                          250,900             6,907
  Devon Energy Corp.                   143,099             6,896
  Apache Corp.                          99,303             6,886
  Burlington Northern
   Santa Fe Corp.                      236,096             6,816
  KeyCorp                              264,800             6,771
  Campbell Soup Co.                    254,700             6,750
  Progress Energy, Inc.                150,454             6,689
  Halliburton Co.                      271,000             6,572
* Sun Microsystems, Inc.             1,984,600             6,569
  XL Capital Ltd. Class A               84,400             6,536
  FirstEnergy Corp.                    202,658             6,465
  Anadarko Petroleum Corp.             154,333             6,445
* Univision Communications Inc.        200,300             6,396
  Countrywide Financial Corp.           81,400             6,372
* Agilent Technologies, Inc.           288,147             6,371
  Air Products & Chemicals, Inc.       141,200             6,368
  SouthTrust Corp.                     215,700             6,339
  The Principal Financial
   Group, Inc.                         204,500             6,337
* Intuit, Inc.                         131,200             6,329
  Allergan, Inc.                        80,100             6,306
  The Clorox Co.                       137,100             6,289
* Safeway, Inc.                        273,800             6,281
* Anthem, Inc.                          87,900             6,270
  Praxair, Inc.                        100,400             6,220
  Marriott International,
   Inc. Class A                        144,400             6,214
  Baker Hughes, Inc.                   209,260             6,192
  TJX Cos., Inc.                       318,200             6,179
* Genzyme Corp.-General Divisio        132,900             6,147
  John Hancock Financial
   Services, Inc.                      180,000             6,084
* PG&E Corp.                           254,300             6,078
* Chiron Corp.                         117,300             6,063
  International Game Technology        215,300             6,061
* KLA-Tencor Corp.                     117,400             6,034
  Burlington Resources, Inc.           124,885             6,019
  Electronic Data Systems Corp.        297,700             6,013
  McKesson Corp.                       180,365             6,004
* Xilinx, Inc.                         209,400             5,970
  Hershey Foods Corp.                   81,700             5,938
  Public Service Enterprise
   Group, Inc.                         141,200             5,930
* St. Jude Medical, Inc.               109,700             5,899
  Adobe Systems, Inc.                  148,800             5,842
  Northern Trust Corp.                 137,500             5,835
* Symantec Corp.                        92,000             5,798
  Becton, Dickinson & Co.              159,400             5,757
  ACE Ltd.                             173,100             5,726
  Aetna Inc.                            93,406             5,701
  Consolidated Edison Inc.             139,200             5,674
  Pitney Bowes, Inc.                   147,900             5,668
  Ingersoll-Rand Co.                   105,050             5,614
* Lucent Technologies, Inc.          2,573,371             5,558
  Marathon Oil Corp.                   192,800             5,495
  PPG Industries, Inc.                 105,200             5,494
  Biomet, Inc.                         163,150             5,483
* Yum! Brands, Inc.                    184,400             5,462
  PACCAR, Inc.                          72,010             5,378
  Coca-Cola Enterprises, Inc.          278,200             5,302
  Fortune Brands, Inc.                  93,400             5,300
  Archer-Daniels-Midland Co.           404,172             5,299
  Johnson Controls, Inc.                55,000             5,203
  St. Paul Cos., Inc.                  140,356             5,197
  Mattel, Inc.                         271,187             5,142

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                        SHARES             (000)
----------------------------------------------------------------
* MedImmune Inc.                       155,700             5,140
  Unocal Corp.                         161,539             5,092
  Moody's Corp.                         92,400             5,079
  Comerica, Inc.                       108,450             5,054
* Micron Technology, Inc.              374,800             5,030
  Simon Property Group, Inc. REIT      115,300             5,025
  MBIA, Inc.                            91,150             5,011
* Xerox Corp.                          486,996             4,997
* AutoZone Inc.                         55,800             4,996
  Equity Residential REIT              170,400             4,989
* Lexmark International, Inc.           78,200             4,927
* Broadcom Corp.                       184,600             4,914
  Federated Department
   Stores, Inc.                        116,800             4,894
  Limited Brands, Inc.                 323,876             4,884
  Albertson's, Inc.                    236,836             4,872
  H & R Block, Inc.                    112,300             4,846
  TXU Corp.                            201,341             4,744
  AmSouth Bancorp                      222,600             4,724
  Regions Financial Corp.              137,200             4,699
  Loews Corp.                          115,500             4,663
* SunGard Data Systems, Inc.           175,400             4,615
  Synovus Financial Corp.              184,350             4,607
* Apple Computer, Inc.                 222,400             4,588
  Rohm & Haas Co.                      137,039             4,584
  Bear Stearns Co., Inc.                60,987             4,562
* Altera Corp.                         237,100             4,481
  Marshall & Ilsley Corp.              141,600             4,463
  Norfolk Southern Corp.               241,200             4,462
  Dover Corp.                          125,900             4,453
  May Department Stores Co.            178,900             4,406
* Medco Health Solutions, Inc.         168,429             4,367
* Computer Sciences Corp.              116,200             4,366
* Network Appliance, Inc.              212,200             4,356
  Charter One Financial, Inc.          142,120             4,349
* Fiserv, Inc.                         119,050             4,313
  Ameren Corp.                         100,500             4,312
  Starwood Hotels & Resorts
   Worldwide, Inc.                     123,900             4,312
  PPL Corp.                            105,100             4,304
  Family Dollar Stores, Inc.           107,600             4,292
  Ambac Financial Group, Inc.           65,750             4,208
* Tenet Healthcare Corp.               290,550             4,207
* PeopleSoft, Inc.                     229,700             4,178
* Concord EFS, Inc.                    303,200             4,145
  Dollar General Corp.                 206,988             4,140
  Eaton Corp.                           46,500             4,121
  New York Times Co. Class A            94,100             4,090
  Kinder Morgan, Inc.                   75,700             4,089
  Jefferson-Pilot Corp.                 91,400             4,056
  Ecolab, Inc.                         160,600             4,055
  Cinergy Corp.                        109,718             4,027
  Cincinnati Financial Corp.           100,500             4,016
  Lincoln National Corp.               113,400             4,012
* Quest Diagnostics, Inc.               65,500             3,972
* Transocean Inc.                      198,107             3,962
  Aon Corp.                            189,725             3,956
 Union Planters Corp.                  123,900             3,920
  Cintas Corp.                         105,500             3,887
  Monsanto Co.                         162,206             3,883
  CIGNA Corp.                           86,800             3,876
  CSX Corp.                            132,200             3,867
* Edison International                 202,300             3,864
  DTE Energy Co.                       104,000             3,837
  Xcel Energy, Inc.                    247,295             3,826
  Eastman Kodak Co.                    181,600             3,803
  Hilton Hotels Corp.                  233,600             3,789
  Georgia Pacific Group                155,845             3,778
* American Standard Cos., Inc.          44,700             3,766
  Sempra Energy                        126,892             3,726
  AmerisourceBergen Corp.               68,800             3,719
  UST, Inc.                            105,200             3,701
  Constellation Energy Group, Inc.     102,150             3,655
  The Pepsi Bottling Group, Inc.       176,800             3,639
* National Semiconductor Corp.         112,200             3,623
  Newell Rubbermaid, Inc.              165,409             3,584
* Sprint PCS                           623,500             3,573
  J.C. Penney Co., Inc. (Holding Co.)  166,100             3,550
* Qwest Communications
   International Inc.                1,043,372             3,547
  North Fork Bancorp, Inc.             101,600             3,531
* Biogen, Inc.                          92,300             3,529
  Genuine Parts Co.                    108,450             3,468
  Freeport-McMoRan Copper &
   Gold, Inc. Class B                  104,100             3,446
  Knight Ridder                         51,600             3,442
  Avery Dennison Corp.                  68,100             3,440
  Molex, Inc.                          120,150             3,435
  ITT Industries, Inc.                  56,900             3,405
  KeySpan Corp.                         97,000             3,403
  Textron, Inc.                         85,900             3,389
  Tiffany & Co.                         90,400             3,375
  ProLogis REIT                        111,200             3,364
  Interpublic Group of Cos., Inc.      238,200             3,363
* Nabors Industries, Inc.               89,700             3,342
* BJ Services Co.                       97,200             3,321
  MGIC Investment Corp.                 63,600             3,312
  First Tennessee National Corp.        77,800             3,303
  Parker Hannifin Corp.                 73,225             3,273
  NiSource, Inc.                       163,273             3,262
  Health Management
   Associates Class A                  147,900             3,226

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
ASSET ALLOCATION FUND                   SHARES             (000)
----------------------------------------------------------------
* Jabil Circuit, Inc.                  123,800             3,225
  IMS Health, Inc.                     152,308             3,186
  MeadWestvaco Corp.                   124,198             3,167
* Novellus Systems, Inc.                93,400             3,152
  Zions Bancorp                         56,300             3,144
  Delphi Corp.                         347,218             3,142
  T. Rowe Price Group Inc.              76,000             3,136
* Sanmina-SCI Corp.                    323,100             3,134
* JDS Uniphase Corp.                   860,900             3,099
* AutoNation, Inc.                     175,300             3,075
  Scientific-Atlanta, Inc.              97,200             3,028
  Rockwell Automation, Inc.            115,300             3,027
  Torchmark Corp.                       74,200             3,015
  RadioShack Corp.                     106,128             3,015
  EOG Resources, Inc.                   72,100             3,009
  SAFECO Corp.                          85,100             3,001
* Express Scripts Inc.                  49,000             2,996
* Solectron Corp.                      511,400             2,992
  CenturyTel, Inc.                      88,050             2,984
  Centex Corp.                          38,200             2,975
  Brown-Forman Corp. Class B            37,400             2,959
  Huntington Bancshares Inc.           149,187             2,952
  Applera Corp.-Applied
   Biosystems Group                    131,400             2,931
  Harrah's Entertainment, Inc.          69,500             2,927
  Plum Creek Timber Co. Inc. REIT      115,000             2,926
* Siebel Systems, Inc.                 297,208             2,889
  Rockwell Collins, Inc.               113,900             2,876
  Whirlpool Corp.                       42,200             2,860
* AES Corp.                            382,000             2,834
* Noble Corp.                           83,200             2,828
  Kerr-McGee Corp.                      62,197             2,776
  Amerada Hess Corp.                    55,400             2,775
  Cooper Industries, Inc. Class         57,757             2,774
* Watson Pharmaceuticals, Inc.          66,300             2,764
  Sherwin-Williams Co.                  93,500             2,750
  W.W. Grainger, Inc.                   57,500             2,734
* QLogic Corp.                          57,900             2,722
* Unisys Corp.                         200,600             2,714
* Office Depot, Inc.                   192,000             2,698
  El Paso Corp.                        364,798             2,663
  VF Corp.                              68,028             2,647
  UnumProvident Corp.                  178,891             2,642
  Leggett & Platt, Inc.                121,600             2,630
* Phelps Dodge Corp.                    55,303             2,588
  Pulte Homes, Inc.                     37,900             2,578
* Avaya Inc.                           231,164             2,520
  Vulcan Materials Co.                  63,000             2,514
  Dow Jones & Co., Inc.                 52,000             2,462
* Sealed Air Corp.                      52,115             2,461
* Mercury Interactive Corp.             53,500             2,429
* Citrix Systems, Inc.                 108,600             2,398
  Jones Apparel Group, Inc.             80,100             2,397
  McCormick & Co., Inc.                 87,100             2,388
* Advanced Micro Devices, Inc.         212,400             2,360
  Sigma-Aldrich Corp.                   45,200             2,348
  Wendy's International, Inc.           72,000             2,326
  Apartment Investment &
   Management Co. Class A REIT          58,200             2,291
* King Pharmaceuticals, Inc.           151,066             2,289
  C.R. Bard, Inc.                       32,100             2,279
* Thermo Electron Corp.                103,200             2,239
* Waters Corp.                          81,500             2,236
  Nucor Corp.                           48,400             2,221
  Engelhard Corp.                       79,950             2,212
  R.J. Reynolds Tobacco
   Holdings, Inc.                       55,600             2,198
  Liz Claiborne, Inc.                   64,500             2,196
* Teradyne, Inc.                       115,000             2,139
* Robert Half International, Inc       108,800             2,122
  Alberto-Culver Co. Class B            36,000             2,117
* Providian Financial Corp.            179,400             2,115
* LSI Logic Corp.                      234,200             2,105
  American Power
   Conversion Corp.                    121,700             2,086
  Janus Capital Group Inc.             149,200             2,084
* BMC Software, Inc.                   149,100             2,077
  Nordstrom, Inc.                       83,700             2,077
  Black & Decker Corp.                  50,300             2,040
  Pinnacle West Capital Corp.           57,200             2,031
  Darden Restaurants Inc.              106,500             2,023
  Hasbro, Inc.                         107,600             2,010
* Citizens Communications Co.          178,400             2,000
* Pactiv Corp.                          98,300             1,994
  Equifax, Inc.                         89,200             1,986
  SuperValu Inc.                        83,000             1,980
  International Flavors &
   Fragrances, Inc.                     58,800             1,945
* Humana Inc.                          107,400             1,939
* NCR Corp.                             61,000             1,933
  Sabre Holdings Corp.                  89,919             1,932
  Sunoco, Inc.                          47,467             1,909
  Ball Corp.                            35,200             1,901
  Federated Investors, Inc.             68,600             1,900
  Fluor Corp.                           49,800             1,859
  Manor Care, Inc.                      61,300             1,839
  KB HOME                               30,800             1,838
* Monster Worldwide Inc.                71,000             1,788
  Symbol Technologies, Inc.            147,050             1,757
  R.R. Donnelley & Sons Co.             70,400             1,751
* Tellabs, Inc.                        255,500             1,735

----------------------------------------------------------------
                                                          MARKET
                                                          VALUE*
                                        SHARES             (000)
----------------------------------------------------------------
* CIENA Corp.                          293,500             1,735
  CenterPoint Energy Inc.              188,722             1,731
  Goodrich Corp.                        70,900             1,719
  Pall Corp.                            76,266             1,711
* Comverse Technology, Inc.            113,600             1,699
* Convergys Corp.                       92,200             1,691
  Temple-Inland Inc.                    33,300             1,617
  Eastman Chemical Co.                  47,950             1,606
  The Stanley Works                     53,700             1,585
* Toys R Us, Inc.                      131,400             1,581
* Navistar International Corp.          42,380             1,580
* NVIDIA Corp.                          94,200             1,499
  TECO Energy, Inc.                    108,300             1,497
  Bausch & Lomb, Inc.                   33,600             1,483
* Rowan Cos., Inc.                      59,900             1,472
  Bemis Co., Inc.                       32,900             1,457
  Brunswick Corp.                       55,900             1,435
* PMC Sierra Inc.                      108,300             1,429
  Dana Corp.                            92,259             1,424
  Meredith Corp.                        30,800             1,422
  Ashland, Inc.                         42,700             1,403
  Deluxe Corp.                          34,400             1,381
* Tektronix, Inc.                       55,300             1,369
* Millipore Corp.                       29,700             1,368
* Allied Waste Industries, Inc.        125,900             1,360
* Compuware Corp.                      241,800             1,296
  Circuit City Stores, Inc.            133,700             1,274
  Reebok International Ltd.             37,600             1,257
  Autodesk, Inc.                        71,200             1,212
  Adolph Coors Co. Class B              22,500             1,210
  Maytag Corp.                          48,300             1,206
* Novell, Inc.                         225,800             1,204
* Gateway, Inc.                        211,100             1,195
  Cummins Inc.                          26,800             1,191
* Andrew Corp.                          95,175             1,170
* Calpine Corp.                        237,700             1,162
* Big Lots Inc.                         72,900             1,152
* ADC Telecommunications, Inc.         494,300             1,152
  Ryder System, Inc.                    38,700             1,135
  United States Steel Corp.             60,340             1,109
  PerkinElmer, Inc.                     72,000             1,102
  Delta Air Lines, Inc.                 76,500             1,017
  Snap-On Inc.                          36,250             1,002
  Boise Cascade Corp.                   36,000               994
  NICOR Inc.                            27,300               959
* Applied Micro Circuits Corp.         196,000               955
  Peoples Energy Corp.                  23,000               952
* Louisiana-Pacific Corp.               68,600               945
  Crane Co.                             37,137               869
  Winn-Dixie Stores, Inc.               87,300               842
* Dynegy, Inc.                         223,500               805
* American Greetings Corp.
   Class A                              40,700               791
* Hercules, Inc.                        69,000               782
  Dillard's Inc.                        52,400               733
  Cooper Tire & Rubber Co.              45,700               725
* Allegheny Energy, Inc.                76,400               698
  The Goodyear Tire & Rubber Co.       105,600               694
  Worthington Industries, Inc.          53,150               668
  CMS Energy Corp.                      87,200               643
  Great Lakes Chemical Corp.            31,200               627
* Thomas & Betts Corp.                  36,800               583
* Parametric Technology Corp.          176,500               551
  Visteon Corp.                         81,003               535
* Power-One, Inc.                       50,000               514
  Tupperware Corp.                      38,400               514
  Allegheny Technologies Inc.           56,655               371
----------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $4,768,971)                                    5,726,817
----------------------------------------------------------------
                                                     FACE AMOUNT
                                                           (000)
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (16.5%)(1)
----------------------------------------------------------------
U.S. TREASURY BONDS
  12.00%, 8/15/2013                      5,370             7,605
  12.50%, 8/15/2014                     22,630            34,044
  10.625%, 8/15/2015                    20,400            32,573
  9.875%, 11/15/2015                    22,800            34,863
  7.25%, 5/15/2016                      75,630            96,676
  8.75%, 5/15/2017                      31,593            45,385
  8.875%, 8/15/2017                     57,805            83,917
  8.875%, 2/15/2019                     48,900            71,807
  8.125%, 8/15/2019                     30,825            42,750
  8.75%, 5/15/2020                      34,450            50,523
  8.75%, 8/15/2020                      19,485            28,622
  7.875%, 2/15/2021                     36,000            49,191
  8.125%, 8/15/2021                    103,305           144,659
  8.00%, 11/15/2021                     13,980            19,393
  7.25%, 8/15/2022                      18,700            24,228
  7.125%, 2/15/2023                     36,560            46,831
  6.25%, 8/15/2023                      72,200            84,384
  6.875%, 8/15/2025                    114,900           144,343
  6.75%, 8/15/2026                      54,950            68,318
  6.125%, 11/15/2027                    13,280            15,382
  5.50%, 8/15/2028                      36,200            38,768
  5.25%, 11/15/2028                     59,155            61,263
  5.25%, 2/15/2029                      26,230            27,189
  6.125%, 8/15/2029                     50,000            58,203
  6.25%, 5/15/2030                      34,500            40,915
----------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $1,301,652)                                    1,351,832
----------------------------------------------------------------

--------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
ASSET ALLOCATION FUND                           (000)                (000)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.3%)(1)
--------------------------------------------------------------------------
U.S. TREASURY BILL
  (2) 0.93%, 12/11/2003                     $  55,000            $  54,905
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.09%, 10/1/2003                          1,017,545            1,017,545
  1.09%, 10/1/2003--Note F                    173,289              173,289
--------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,245,733)                                              1,245,739
--------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%)
  (Cost $7,316,356)                                              8,324,388
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
--------------------------------------------------------------------------
Other Assets--Note C                                                32,432
Security Lending Collateral
  Payable to Brokers--Note F                                      (173,289)
Other Liabilities                                                  (23,714)
                                                                 ---------
                                                                  (164,571)
                                                                 =========
NET ASSETS (100%)                                               $8,159,817
==========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity and bond markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock, U.S. government obligations, and temporary cash investment positions represent 79.0%, 20.6%, and 2.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT-Real Estate Investment Trust.


                                                                    AMOUNT
                                                                     (000)
--------------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid-in Capital                                                 $8,033,297
Undistributed Net Investment Income                                 25,429
Accumulated Net Realized Losses                                   (907,310)
Unrealized Appreciation
  Investment Securities                                          1,008,032
  Futures Contracts                                                    369
--------------------------------------------------------------------------
NET ASSETS                                                      $8,159,817
==========================================================================

Investor Shares--Net Assets
  Applicable to 365,061,998 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                     $7,540,565
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                   $20.66
==========================================================================

Admiral Shares--Net Assets
  Applicable to 13,347,755 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $619,252
--------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                    $46.39

==========================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 88,530
  Interest                                                               42,967
  Security Lending                                                           71
--------------------------------------------------------------------------------
     Total Income                                                       131,568
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             8,106
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    20,870
      Admiral Shares                                                      1,130
    Marketing and Distribution
      Investor Shares                                                       905
      Admiral Shares                                                         62
  Custodian Fees                                                            146
  Auditing Fees                                                              11
  Shareholders' Reports and Proxies
    Investor Shares                                                         103
    Admiral Shares                                                            3
  Trustees' Fees and Expenses                                                11
--------------------------------------------------------------------------------
Total Expenses                                                        $  31,347
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   100,221
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (383,233)
  Futures Contracts                                                     106,838
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (276,395)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               1,551,835
  Futures Contracts                                                     299,858
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      1,851,693
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,675,519
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                          ASSET ALLOCATION FUND
                                                      --------------------------
                                                          YEAR             YEAR
                                                         ENDED            ENDED
                                                SEPT. 30, 2003   SEPT. 30, 2002
                                                         (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                             $ 100,221         $ 177,394
  Realized Net Gain (Loss)                           (276,395)         (318,315)
  Change in Unrealized Appreciation (Depreciation)  1,851,693        (1,153,109)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                         1,675,519        (1,294,030)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Investor Shares                                     (96,601)         (187,899)
  Admiral Shares                                       (9,224)          (18,051)
Realized Capital Gain
  Investor Shares                                          --                --
  Admiral Shares                                           --                --
--------------------------------------------------------------------------------
Total Distributions                                  (105,825)         (205,950)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
  Investor Shares                                      61,882              (162)
  Admiral Shares                                      (68,108)          236,851
--------------------------------------------------------------------------------
  Net Increase (Decrease)
    from Capital Share Transactions                    (6,226)          236,689
--------------------------------------------------------------------------------
Total Increase (Decrease)                           1,563,468        (1,263,291)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               6,596,349         7,859,640
--------------------------------------------------------------------------------
  End of Period                                    $8,159,817        $6,596,349
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

ASSET ALLOCATION FUND INVESTOR SHARES
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING                           YEAR ENDED SEPTEMBER 30,
THROUGHOUT EACH PERIOD                     2003    2002    2001    2000    1999
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $16.65  $20.43  $24.79  $24.11  $22.90
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                     .26     .45     .73    1.03     .80
  Net Realized and Unrealized Gain
    (Loss) on Investments                  4.02   (3.70)  (3.95)   1.61    2.50
--------------------------------------------------------------------------------
    Total from Investment Operations       4.28   (3.25)  (3.22)   2.64    3.30
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income (.27) (.53) (.87) (1.00) (.91) Distributions from
    Realized Capital Gains                   --      --    (.27)   (.96)  (1.18)
--------------------------------------------------------------------------------
    Total Distributions                    (.27)   (.53)  (1.14)  (1.96)  (2.09)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $20.66  $16.65  $20.43  $24.79  $24.11
================================================================================
TOTAL RETURN                              25.85% -16.41% -13.51%  11.36%  14.68%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)   $7,541  $6,033  $7,386  $8,761  $8,182
  Ratio of Total Expenses
    to Average Net Assets                  0.43%   0.42%   0.44%   0.44%   0.49%
  Ratio of Net Investment Income
    to Average Net Assets                  1.34%   2.19%   3.16%   4.18%   3.49%
  Portfolio Turnover Rate                    43%     54%     77%     29%     11%
================================================================================

ASSET ALLOCATION FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                        Year Ended  Aug. 13* to
                                                     September 30,    Sept. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2003      2002         2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $37.38    $45.88       $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .625     1.062          .17
  Net Realized and Unrealized
     Gain (Loss) on Investments                    9.033   (8.324)       (4.29)
--------------------------------------------------------------------------------
     Total from Investment Operations              9.658   (7.262)       (4.12)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.648)   (1.238)           --
  Distributions from Realized Capital Gains           --        --           --
--------------------------------------------------------------------------------
     Total Distributions                          (.648)   (1.238)           --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $46.39    $37.38       $45.88
================================================================================
TOTAL RETURN                                      25.99%   -16.35%       -8.24%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $ 619     $ 563         $474
  Ratio of Total Expenses to
      Average Net Assets                           0.31%     0.32%        0.36%
      Ratio of Net Investment Income
      to Average Net Assets                        1.46%     2.28%       2.60%**
      Portfolio Turnover Rate                        43%       54%          77%
================================================================================
*Inception.
**Annualized.






SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index and U.S. Treasury Bond futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the year ended September 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $1,368,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.37% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2003, the fund had $32,642,000 of ordinary income available for distribution. The fund had available realized losses of $903,492,000 to offset future net capital gains of $8,408,000 through September 30, 2009, $295,863,000 through September 30, 2010, $346,742,000 through
September 30, 2011, and $252,479,000 through September 30, 2012.

At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $1,008,032,000, consisting of unrealized gains of $1,289,422,000 on securities that had risen in value since their purchase and $281,390,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                              (000)
                                                     --------------------------
                                                      AGGREGATE      UNREALIZED
                                     NUMBER OF       SETTLEMENT    APPRECIATION
FUTURES CONTRACTS               LONG CONTRACTS            VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
  30-Year Treasury Bond                  2,942         $329,964        $ 20,334
  S&P 500 Index                          2,883          716,498        (19,965)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2003, the fund purchased $2,768,037,000 of investment securities and sold $1,509,561,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,018,138,000 and $739,836,000, respectively.

F. The market value of securities on loan to broker/dealers at September 30, 2003, was $239,964,000, for which the fund held as collateral cash of $173,289,000 and U.S. government and agency securities with a market value of $69,593,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                           Year Ended September 30,
                             ---------------------------------------------------
                                          2003                    2002
                                      Amount      Shares      Amount     Shares
                                       (000)       (000)       (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                            $877,702      46,485  $1,146,761     56,946
  Issued in Lieu of
   Cash Distributions                 94,189       4,937     182,538      8,777
  Redeemed                          (910,009)    (48,713) (1,329,461)  (64,816)
                                   ---------------------------------------------
    Net Increase (Decrease)--
        Investor Shares               61,882       2,709        (162)       907
                                   ---------------------------------------------
Admiral Shares
  Issued                              91,031       2,107     345,102      7,144
  Issued in Lieu of
    Cash Distributions                 7,895         185      15,819        340
  Redeemed                          (167,034)     (4,007)   (124,070)    (2,743)
    Net Increase (Decrease)--
        Admiral Shares               (68,108)     (1,715)    236,851      4,741
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD ASSET ALLOCATION FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 31, 2003







--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 85.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM(R) was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDs & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.


INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to Vanguard.com to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.


Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP GRAPHIC]
THE VANGUARD GROUP (R)

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335





(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q780 112003

VANGUARD(R) CAPITAL VALUE FUND

SEPTEMBER 30, 2003

ANNUAL REPORT

                                                          THE VANGUARD GROUP (R)

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

================================================================================
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 9 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 YOUR FUND'S AFTER-TAX RETURNS
13 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
23 ADVANTAGES OF VANGUARD.COM

================================================================================
SUMMARY

- Vanguard Capital Value Fund returned 36.8% during the 12 months ended September 30, 2003.

- The fund's return was about 12 percentage points higher than those of its benchmarks. Eleven out of 12 sectors in your fund posted double-digit gains.

- The broad market endured great volatility before achieving a sustained rally in the second half of the fiscal year.
================================================================================

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

The financial markets were particularly volatile during the fiscal year ended September 30, 2003, with stocks hitting a six-year low at the start and then a series of peaks and valleys before beginning their remarkable rally in March. For the full 12 months, Vanguard Capital Value Fund returned 36.8%--a stellar result in both absolute and relative terms.

================================================================
2003 TOTAL RETURNS                           FISCAL YEAR ENDED
                                                  SEPTEMBER 30
----------------------------------------------------------------
VANGUARD CAPITAL VALUE FUND                            36.8%
Russell 3000 Value Index                               24.9
Average Multi-Cap Value Fund*                          24.7
Wilshire 5000 Index                                    26.3
----------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table compares the total return (capital change plus reinvested distributions) of your fund with those of its primary benchmark, the Russell 3000 Value Index, which represents the value issues among the 3,000 largest U.S. stocks; the average multi- capitalization value mutual fund; and the broad U.S. market as measured by the Wilshire 5000 Total Market Index.

Details on changes in the fund's net asset value and on per-share distributions can be found in the table on page 5. If you hold your shares in a taxable account, you may wish to review the fund's after-tax returns on page 12.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED

As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data--

================================================================================
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2003
                                           -------------------------------------
                                                    ONE          THREE      FIVE
                                                   YEAR          YEARS     YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   25.1%         -10.3%      1.5%
Russell 2000 Index (Small-caps)                   36.5           -0.8       7.5
Wilshire 5000 Index (Entire market)               26.3           -9.5       2.0
MSCI All Country World Index Free
 ex USA (International)                           29.0           -7.4       2.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        5.4%           8.9%      6.6%
 (Broad taxable market)
Lehman Municipal Bond Index                        3.9            7.7       5.7
Citigroup 3-Month Treasury Bill Index              1.2            2.7       3.7
================================================================================
CPI
Consumer Price Index                               2.3%           2.2%      2.5%
================================================================================

reports of unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product--suggesting that the economy was grinding into gear.

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Index, returning a robust 26.3% for the 12 months. Both small- and large-cap stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET

A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.

Most interest rates rose, making a small dent in bond prices and modestly reducing total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

RISK ALSO PAID OFF FOR YOUR FUND

Capital Value Fund's strategy of concentrating on a relatively small number of stocks, often those of companies that are distressed or out of favor, paid off handsomely during this past fiscal year. The fund's 36.8% return was about 12 percentage points higher than those of its benchmark index and the average competing fund, and more than 10 percentage points better than that of the broad market.

Of the 12 sectors in the fund, only one had a negative return (a modest -3% decline for integrated-oil companies), while the rest had double-digit gains ranging from 16% for other-energy-related companies to an amazing 69% for technology. Our largest sector concentration was financial services, averaging 28% of assets. Stocks in this sector surged 36%. Besides technology and financial services, other sectors that greatly bolstered performance included consumer discretionary (retailers and media companies that collectively returned +36%), health care (+25%), utilities (+52%), and auto & transportation (+45%).

The investment advisor added value to the fund relative to its benchmark index through superior stock selection, particularly in the financial services and consumer discretionary sectors. For example, Capital Value Fund's consumer discretionary stocks collectively earned a return that was about 15 percentage points higher than that of the same sector in the Russell 3000 Value Index.

For further details on the fund's performance and individual securities, please refer to the Report from the Advisor, which begins on page 6.

A CONCENTRATED PORTFOLIO IS SUBJECT TO GREATER VOLATILITY

All investments should be viewed from a long-term perspective, both because most financial goals span lengthy time horizons and because fluctuations--even severe ones over the short term--tend to even out over time. Less than two years old, your fund does not have much operating history to go by. Nevertheless, its performance since its inception shows the volatility that a concentrated portfolio is subject to. The Capital Value Fund has lagged its benchmarks since inception because even its exceptional performance in its most recent fiscal year could not make up for a poor performance in the previous fiscal year. The table below presents the final results of a hypothetical $10,000 initial investment in the fund and its comparative measures.

================================================================================
TOTAL RETURNS                                         DECEMBER 17, 2001* THROUGH
                                                              SEPTEMBER 30, 2003
                                             -----------------------------------
                                             AVERAGE              FINAL VALUE OF
                                              ANNUAL                   A $10,000
                                              RETURN          INITIAL INVESTMENT
--------------------------------------------------------------------------------
Capital Value Fund                             -4.9%                      $9,137
Russell 3000 Value Index                       -0.1                        9,975
Average Multi-Cap
 Value Fund                                    -1.6                        9,724
Wilshire 5000 Index                            -3.3                        9,411
================================================================================
*The fund's inception date.

Your fund's performance record also reminds us that its aggressive pursuit of above-average results comes with certain risks. While the advisor's disciplined approach to seeking outsized gains from undervalued companies paid off handsomely in the past year, we can't, of course, predict Capital Value's future performance. But we remain convinced that the skill and experience of the fund's investment advisor, Wellington Management Company, coupled with the enduring advantage of the fund's low expenses, will serve shareholders well over the long term.

DIVERSIFICATION AND TRUST ARE KEY TO LONG-TERM SUCCESS

The stock market's resurgence has been surprising in its strength, perhaps a fitting postscript to a bear market that was remarkable in both its depth and duration. But if the magnitude of change is remarkable, the existence of such change is not. Markets rarely follow a predictable path, so the best plan is to be prepared for anything. At the portfolio level, this means investing in a broadly diversified mix of stock, bond, and money market funds consistent with your goals, time horizon, and risk tolerance, and then staying the course. Diversification gives you some protection from the market's worst-performing asset class--whichever it turns out to be in a given period--while allowing you to share in the rewards of the best-performing assets. Vanguard Capital Value Fund can certainly play a role in such a balanced portfolio.

We believe an investment plan is best executed through a financial services provider that embraces the values that are paramount at Vanguard. Our single goal is serving the long-term investment needs of our clients. That goal is dictated by our mutual corporate structure, which channels all of our efforts toward the creation of wealth for our shareholders.


Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
OCTOBER 10, 2003




================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE:                       SEPTEMBER 30, 2002 TO
                                                              SEPTEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                       -------------------------
                               STARTING       ENDING       INCOME        CAPITAL
                            SHARE PRICE  SHARE PRICE    DIVIDENDS          GAINS
--------------------------------------------------------------------------------
Capital Value Fund                $6.68        $9.05        $0.07          $0.00
================================================================================

REPORT FROM THE ADVISOR

Vanguard Capital Value Fund's return of 36.8% for the fiscal year ended September 30, 2003, was well above the returns for the Wilshire 5000 Index
(+26.3%), the Standard & Poor's 500 Index (+24.4%), and the average Lipper multi-cap value fund (+24.7%). Our robust return in the fund's second year of operations followed a very poor first year, with the result that we are now about even with the S&P 500 for the life of the fund, but are still moderately behind our other comparative measures.

Our five best stocks for the year, in terms of contribution to total return, were Citigroup, IBM, Comcast, Petrol Brasil, and Flextronics International. Among the worst were Micron Technology, Pfizer, AK Steel, CNF, and IMC Global, though none of these detracted more than half a percentage point from the fund's overall return. Sectorwise (as defined by the Global Industry Classification Standard used by S&P indexes), our best contributors were financials, information technology, and consumer discretionary stocks. The materials, energy, and consumer staples groups were laggards, though all were positive contributors.

Good stock-picking featured strongly in the fund's excellent result for the year. In seven of the nine sectors in which the fund was invested, our stocks outperformed the stocks in the respective sector of the S&P 500 by anywhere from about 8 to 24 percentage points. We are confident that our stock-picking ability also can outselect the market over the longer term, though probably not to the extent of this past year. In our portfolio process, we continually comb the universe of stocks that are under pressure at a given point in time. Our aim is to identify those stocks that, based on thorough research, are at least 30% to 35% below our appraisal of fair value, in which case they get added to the portfolio. Typically we buy stocks in areas where the market is fixated on some near-term issue or event and has lost track of the longer-term value. This

================================================================================
INVESTMENT PHILOSOPHY

THE FUND REFLECTS THE ADVISOR'S BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED THROUGH DISCIPLINED SELECTION OF STOCKS THAT ARE SELLING AT PRICES BELOW THE FUNDAMENTAL VALUE OF THE UNDERLYING COMPANIES.
================================================================================
creates opportunities for our approach, which emphasizes a stock's price in relationship to its intrinsic value. With so many "momentum-driven" investors in today's market overfocused on near-term developments, greater opportunities are presented to us now than in the past to make money for the fund's shareholders.

We began the fiscal year with a portfolio overweighted in cyclical stocks, in anticipation of a better-than-consensus recovery in the real economy and corporate profits. This approach has unfolded, if anything, a little better than our script. Third-quarter real gross domestic product growth for the United States was estimated at more than 7%, and S&P 500 profits are up a whopping 18% year over year. As a result, our cyclicals have generally outperformed, which is partly why we had a good year. Less tangibly, the type of stocks that we invest in--more off-the-beaten-path and, if you will, imaginative issues than are found in the typical value portfolio--tend generally to do better when the macro environment is improving, rather than deteriorating. We expect the current economic recovery to be followed by a sustained period of solid 3% to 4% annual economic growth, which should provide a constructive backdrop for our type of stocks.

Despite the fund's strong relative performance over the last 12 months, there is still good relative upside in the portfolio, in our view. This is manifested in a 12.2 price/earnings ratio on projected 2004 earnings, a 27% discount to the S&P 500's 16.6 P/E ratio. We believe that the portfolio is still "fresh," with ample undervaluation versus the market. This stance partly reflects our "recycling" process of selling stocks once they go from undervalued to fairly valued, and replacing them with new, undervalued stocks.

Our dedicated team of investment professionals, now numbering eight, will continue to forage for good, new, undervalued ideas for the fund. This wide-ranging effort will include foreign stocks, which currently total about 17% of the fund's assets, and a variety of capitalization sizes. Consistent with the fund's "all-cap" charter, about 21% of the fund's assets are


================================================================================
THROUGH THE FUND'S RELATIVE PERFORMANCE HAS BEEN STRONG, WE BELIEVE THAT THERE IS STILL STRONG RELATIVE UPSIDE IN THE PORTFOLIO.
================================================================================
small-cap (less than $3 billion), 31% mid-cap ($3 billion to $10 billion), and 48% large-cap (over $10 billion). As a team, we believe we can provide our shareholders with superior long-term returns, without taking undue risk, through consistent application of our opportunistic, true bargain-hunting approach to the marketplace.

CHARLES T. FREEMAN, PORTFOLIO MANAGER
DAVID R. FASSNACHT, ASSISTANT PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP
OCTOBER 17, 2003

FUND PROFILE                                                     AS OF 9/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

CAPITAL VALUE FUND
================================================================================
PORTFOLIO CHARACTERISTICS

                                     COMPARATIVE        BROAD
                           FUND           INDEX*      INDEX**
-------------------------------------------------------------
Number of Stocks            84            2,032        5,288
Median Market Cap         $9.8B           $20.0B       $26.2B
Price/Earnings Ratio      18.7x            16.5x        21.5x
Price/Book Ratio           2.0x             2.0x         2.7x
Yield                      0.7%             2.5%         1.6%
Return on Equity          18.8%            17.8%        19.9%
Earnings Growth Rate       5.9%             4.2%         7.7%
Foreign Holdings          16.7%             0.0%         0.8%
Turnover Rate               40%              --           --
Expense Ratio             0.53%              --           --
Cash Investments             2%              --           --
-------------------------------------------------------------

-------------------------------------------------------------
Ten Largest Holdings (% of total net assets)

Citigroup, Inc.                         5.5%
 (banking)
Tyco International Ltd.                 4.0
 (conglomerate)
International Business Machines Corp.   3.7
 (computer hardware)
Comcast Corp. Special Class A           3.5
 (telecommunications)
Washington Mutual, Inc.                 3.2
 (banking)
Alcoa Inc.                              3.0
 (metals and mining)
RenaissanceRe Holdings Ltd.             2.5
 (insurance)
Fannie Mae                              2.4
 (financial services)
Canadian National Railway Co.           2.3
 (transportation)
Health Net Inc.                         2.1
 (health products and services)
-------------------------------------------------------------
Top Ten                                32.2%
-------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

-------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

                                     COMPARATIVE        BROAD
                           FUND           INDEX*      INDEX**
-------------------------------------------------------------
Auto & Transportation        7%               3%           3%
Consumer Discretionary      12               11           16
Consumer Staples             2                6            7
Financial Services          26               35           23
Health Care                 11                4           14
Integrated Oils              2                8            3
Other Energy                 5                2            2
Materials & Processing      10                6            4
Producer Durables            3                5            4
Technology                   8                7           15
Utilities                    5               13            7
Other                        7                0            2
-------------------------------------------------------------
Cash Investments             2%              --           --
-------------------------------------------------------------

========================================
Investment Focus
MARKET CAP -- MEDIUM
STYLE -- VALUE
========================================

                                               Visit our website at VANGUARD.COM
                                         for regularly updated fund information.

*Russell 3000 Value Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS
================================================================================
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.

================================================================================
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

================================================================================
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

================================================================================
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

================================================================================
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

================================================================================
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

================================================================================
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

================================================================================
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

================================================================================
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

================================================================================
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================
10

PERFORMANCE SUMMARY                                              AS OF 9/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
Cumulative Performance December 17, 2001-September 30, 2003

            TOTAL RETURN    RUSSELL 3000 VALUE INDEX
            ------------    ------------------------
 2002         -33.2                -20.1
 2003          36.8                 24.9

================================================================================
                                AVERAGE ANNUAL TOTAL RETURNS
                            PERIODS ENDED SEPTEMBER 30, 2003
                            --------------------------------         FINAL VALUE
                                   ONE                SINCE         OF A $10,000
                                  YEAR           INCEPTION*           INVESTMENT
--------------------------------------------------------------------------------
Capital Value Fund               36.78%               -4.93%              $9,137
Wilshire 5000 Index              26.25                -3.34                9,411
Russell 3000 Value Index         24.89                -0.14                9,975
Average Multi-Cap Value Fund**   24.67                -1.56                9,724
================================================================================

--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) December 17, 2001-September 30, 2003

               CAPITAL VALUE FUND    RUSSELL 3000 VALUE INDEX
               ------------------    ------------------------
2002                 -33.2                   -20.1
2003                  36.8                    24.9
--------------------------------------------------------------------------------
*December 17, 2001.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income." (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2003

                                                                           SINCE
                                                ONE YEAR              INCEPTION*
--------------------------------------------------------------------------------
CAPITAL VALUE FUND
  Returns Before Taxes                            36.78%                  -4.93%
  Returns After Taxes on Distributions            36.28                   -5.12
  Returns After Taxes on Distributions
    and Sale of Fund Shares                       23.80                   -4.30
--------------------------------------------------------------------------------
*December 17, 2001.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

================================================================================
                                COST OF $10,000            FUND      PEER GROUP*
                             INVESTMENT IN FUND   EXPENSE RATIO    EXPENSE RATIO
--------------------------------------------------------------------------------
Capital Value Fund                          $63           0.53%            1.45%
================================================================================
*Average Multi-Cap Value Fund.

The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                             AS OF 9/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
CAPITAL VALUE FUND                                SHARES                   (000)
================================================================================
COMMON STOCKS (98.5%)
--------------------------------------------------------------------------------
AUTO & Transportation (7.5%)
  Canadian National Railway Co.                  131,200                   6,825
  Werner Enterprises, Inc.                       220,800                   5,058
* ExpressJet Holdings, Inc.                      222,000                   3,064
* Compagnie Generale des
    Etablissements Michelin Class B               74,600                   2,774
* Continental Airlines, Inc. Class B             159,000                   2,636
* Northwest Airlines Corp. Class A               145,600                   1,412
                                                                       ---------
                                                                          21,769
                                                                       ---------
CONSUMER DISCRETIONARY (11.9%)
  Ross Stores, Inc.                              131,800                   6,110
  Foot Locker, Inc.                              332,500                   5,386
* AOL Time Warner Inc.                           341,700                   5,163
  TJX Cos., Inc.                                 249,700                   4,849
  Gannett Co., Inc.                               48,000                   3,723
  Blockbuster Inc. Class A                       117,800                   2,474
* Accenture Ltd.                                  95,500                   2,133
* BearingPoint, Inc.                             266,700                   2,128
* Dick's Sporting Goods, Inc.                     42,100                   1,572
  Republic Services, Inc. Class A                 54,400                   1,232
                                                                       ---------
                                                                          34,770
                                                                       ---------
CONSUMER STAPLES (1.6%)
* Constellation Brands, Inc. Class A             102,500                   3,125
* Dean Foods Co.                                  47,350                   1,469
                                                                       ---------
                                                                           4,594
                                                                       ---------
================================================================================
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
FINANCIAL SERVICES (26.8%)
  BANKS--OUTSIDE NEW YORK CITY (2.3%)
  UnionBanCal Corp.                               81,500                   4,042
  Hibernia Corp. Class A                         130,300                   2,640

  DIVERSIFIED FINANCIAL SERVICES (8.9%)
  Citigroup, Inc.                                354,400                  16,129
  CIT Group Inc.                                 184,400                   5,303
  Takefuji Corp.                                  32,180                   2,060
  Morgan Stanley                                  38,300                   1,933
  Promise Co. Ltd.                                 9,900                     434

  FINANCE COMPANIES (0.3%)
  Capital One Financial Corp.                     13,800                     787

  FINANCIAL MISCELLANEOUS (4.2%)
  Fannie Mae                                      98,050                   6,883
  Radian Group, Inc.                              43,400                   1,927
  Metris Cos., Inc.                              396,300                   1,633
  Freddie Mac                                     29,000                   1,518
  MBNA Corp.                                      13,300                     303

  INSURANCE--MULTILINE (3.1%)
  The Hartford Financial
    Services Group Inc.                           61,500                   3,237
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
  Arthur J. Gallagher & Co.                      104,400                   2,952
  Reinsurance Group of America, Inc.              71,100                   2,897

  INSURANCE--PROPERTY-CASUALTY (4.8%)
  RenaissanceRe Holdings Ltd.                    160,600                   7,328
  ACE, Ltd.                                      156,500                   5,177
  IPC Holdings Ltd.                               39,400                   1,379
  Travelers Property Casualty
   Corp. Class B                                   5,738                      91
  Travelers Property Casualty
   Corp. Class A                                   3,450                      55

  SAVINGS & Loan (3.2%)
  Washington Mutual, Inc.                        237,100                   9,335
                                                                      ----------
                                                                          78,043
                                                                      ----------
HEALTH CARE (11.1%)
* Health Net Inc.                                195,700                   6,198
* Oxford Health Plans, Inc.                      136,700                   5,647
  HCA Inc.                                       139,500                   5,142
  Pfizer Inc.                                    169,160                   5,139
  Aventis SA ADR                                  91,200                   4,770
  Wyeth                                           63,900                   2,946
  Abbott Laboratories                             62,700                   2,668
                                                                       ---------
                                                                          32,510
                                                                       ---------
INTEGRATED OILS (1.8%)
Petrol Brasil Series A ADR                       218,200                   4,637
Royal Dutch Petroleum Co. ADR                     12,800                     566
                                                                       ---------
                                                                           5,203
                                                                       ---------
OTHER ENERGY (5.2%)
  IHC Caland NV                                  101,505                   5,225
  EnCana Corp.                                   121,499                   4,420
  GlobalSantaFe Corp.                            138,200                   3,310
* Willbros Group, Inc.                           209,100                   2,145
                                                                       ---------
                                                                          15,100
                                                                       ---------
MATERIALS & Processing (10.3%)
  Alcoa Inc.                                     333,000                   8,711
  Bombardier Inc. Class B                        843,488                   3,575
  Engelhard Corp.                                102,100                   2,825
  Bunge Ltd.                                     100,000                   2,750
* Huhtamaeki Oyj                                 240,900                   2,525
  Air Products & Chemicals, Inc.                  53,200                   2,399
  Abitibi-Consolidated, Inc.                     318,000                   2,226
  IMC Global Inc.                                311,700                   1,998
  Smurfit-Stone Container Corp.                  122,412                   1,834
  Rohm & Haas Co.                                 17,500                     585
* Packaging Corp. of America                      21,400                     416
================================================================================
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                  SHARES                   (000)
================================================================================
Dow Chemical Co. 8,500 277
                                                                       ---------
                                                                          30,121
                                                                       ---------
PRODUCER DURABLES (3.1%)
* Beazer Homes USA, Inc.                          50,500                   4,262
* Toll Brothers, Inc.                             97,800                   2,975
* Axcelis Technologies, Inc.                     101,900                     842
* Teradyne, Inc.                                  37,000                     688
* Varian Semiconductor
    Equipment Associates, Inc.                    10,000                     374
                                                                        --------
                                                                           9,141
                                                                        --------
TECHNOLOGY (7.7%)
  International Business
    Machines Corp.                               121,000                  10,688
* Flextronics International Ltd.                 261,400                   3,707
* Arrow Electronics, Inc.                        176,300                   3,242
* Vishay Intertechnology, Inc.                   109,000                   1,910
  Microsoft Corp.                                 40,500                   1,126
* Avnet, Inc.                                     57,000                     942
* Unisys Corp.                                    54,500                     737
                                                                        --------
                                                                          22,352
                                                                        --------
UTILITIES (5.0%)
* Comcast Corp. Special Class A                  348,100                  10,283
  AT&T Corp.                                      72,700                   1,567
* Cox Communications, Inc. Class A                46,000                   1,454
* McLeod USA Inc.                                956,520                   1,330
                                                                       ---------
                                                                          14,634
                                                                       ---------
OTHER (6.5%)
  Tyco International Ltd.                        565,900                  11,561
  Eaton Corp.                                     50,200                   4,449
  Miscellaneous                                                            3,027
                                                                       ---------
                                                                          19,037
                                                                       ---------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $270,408)                                                        287,274
================================================================================

================================================================================
                                                    FACE                  MARKET
                                                  AMOUNT                  VALUE*
CAPITAL VALUE FUND                                 (000)                   (000)
================================================================================
TEMPORARY CASH INVESTMENT (2.5%)
--------------------------------------------------------------------------------
Repurchase Agreement
  Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.09%, 10/1/2003
    (Cost $7,257)                                $7,257                 $ 7,257
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (Cost $277,665)                                                       294,531
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        689
Liabilities                                                              (3,690)
                                                                       ---------
                                                                         (3,001)
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 32,218,641 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $291,530
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE                                                 $9.05
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

================================================================================
                                                  AMOUNT                     PER
                                                   (000)                   SHARE
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                $320,722                   $9.96
Undistributed Net
  Investment Income                               1,266                     .04
Accumulated Net
  Realized Losses                               (47,324)                  (1.47)
Unrealized Apreciation                           16,866                     .52
--------------------------------------------------------------------------------
NET ASSETS                                     $291,530                   $9.05
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                              CAPITAL VALUE FUND
                                                   YEAR ENDED SEPTEMBER 30, 2003
                                                                           (000)
================================================================================
INVESTMENT INCOME
  INCOME
  Dividends                                                             $ 2,902
  Interest                                                                   63
  Security Lending                                                           20
--------------------------------------------------------------------------------
    Total Income                                                          2,985
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               511
    Performance Adjustment                                                 (116)
  The Vanguard Group--Note C
    Management and Administrative                                           716
    Marketing and Distribution                                               38
  Custodian Fees                                                              5
  Auditing Fees                                                              13
  Shareholders' Reports and Proxies                                          15
--------------------------------------------------------------------------------
    Total Expenses                                                        1,182
    Expenses Paid Indirectly--Note D                                        (45)
--------------------------------------------------------------------------------
    Net Expenses                                                          1,137
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,848
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (10,823)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES 77,637
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $68,662
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                        CAPITAL VALUE FUND
                                                --------------------------------
                                                YEAR ENDED     DEC. 17, 2001* TO
                                                 SEPT. 30,             SEPT. 30,
                                                      2003                  2002
                                                     (000)                 (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $ 1,848               $ 1,323
  Realized Net Gain (Loss)                        (10,823)              (36,501)
  Change in Unrealized Appreciation (Depreciation) 77,637               (60,771)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                    68,662               (95,949)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                            (1,905)                   --
  Realized Capital Gain                                --                    --
--------------------------------------------------------------------------------
    Total Distributions                            (1,905)                   --
--------------------------------------------------------------------------------
Capital Share Transactions1
  Issued                                           96,024               355,381
  Issued in Lieu of Cash Distributions              1,790                    --
  Redeemed                                        (59,697)              (72,776)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                           38,117               282,605
--------------------------------------------------------------------------------
  Total Increase (Decrease)                       104,874               186,656
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                             186,656                    --
--------------------------------------------------------------------------------
  End of Period                                  $291,530              $186,656
--------------------------------------------------------------------------------

1 Shares Issued (Redeemed)
  Issued                                           11,682                36,415
  Issued in Lieu of Cash Distributions                245                    --
  Redeemed                                         (7,647)               (8,477)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding   4,280                27,938
================================================================================
*Inception.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


CAPITAL VALUE FUND
--------------------------------------------------------------------------------
                                                   YEAR ENDED  DEC. 17, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD SEPT. 30, 2003     SEPT. 30, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $6.68             $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                  .06                .05
  Net Realized and Unrealized Gain (Loss)
    on Investments                                      2.38              (3.37)
--------------------------------------------------------------------------------
    Total from Investment Operations                    2.44              (3.32)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                  (.07)                --
  Distributions from Realized Capital Gains               --                 --
--------------------------------------------------------------------------------
    Total Distributions                                 (.07)                --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $9.05             $ 6.68
================================================================================

Total Return                                           36.78%            -33.20%
================================================================================

Ratios/Supplemental Data
  Net Assets, End of Period (Millions)                  $292               $187
  Ratio of Total Expenses to Average
    Net Assets                                          0.53%            0.54%**
  Ratio of Net Investment Income to Average
    Net Assets                                          0.82%            0.77%**
  Portfolio Turnover Rate                                 40%                40%
================================================================================
*Inception.
**Annualized.


SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance since December 31, 2001, relative to the Wilshire 5000 Total Market Index. For the year ended September 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund's average net assets before a decrease of $116,000 (0.05%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.05% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses.

For the year ended September 30, 2003, these arrangements reduced the fund's expenses by $45,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2003, the fund had $1,540,000 of ordinary income available for distribution. The fund had available realized losses of $47,324,000 to offset future net capital gains of $36,763,000 through September 30, 2011, and $10,561,000 through September 30, 2012.

At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $16,866,000, consisting of unrealized gains of $31,410,000 on securities that had risen in value since their purchase and $14,544,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2003, the fund purchased $115,863,000 of investment securities and sold $87,988,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period December 17, 2001 (commencement of operations) through September 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 31, 2003


================================================================================
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD CAPITAL VALUE FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 97.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
================================================================================

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & Advice and RESEARCH FUNDS & Stocks sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

     Log on to Vanguard.com to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are
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*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
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*    Open  new  accounts,  buy and  sell  shares,  and  exchange  money  between
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*    Sign up to receive  electronic  newsletters from Vanguard  informing you of
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     Find out what Vanguard.com can do for you. Log on today!

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          {SHIP}
                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3280 112003

                          VANGUARD(R) U.S. VALUE FUND
                              SEPTEMBER 30, 2003

[GRAPHIC]
annual report


                                                   The Vanguard Group (R) [LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's Chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--the investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com.
--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------
1    LETTER FROM THE CHAIRMAN
6    REPORT FROM THE ADVISOR
8    FUND PROFILE
9    GLOSSARY OF INVESTMENT TERMS
10   PERFORMANCE SUMMARY
11   YOUR FUND'S AFTER-TAX RETURNS
12   ABOUT YOUR FUND'S EXPENSES
13   FINANCIAL STATEMENTS
25   ADVANTAGES OF VANGUARD.COM
SUMMARY
-    Vanguard U.S. Value Fund returned 22.1% during its 2003 fiscal year.
- The fund's return lagged those of both its average mutual fund competitor (+24.7%) and its unmanaged benchmark index (+24.9%).
- The fund's relative performance can be attributed primarily to the inferior returns of value-oriented stocks relative to growth-oriented stocks and to some poor stock selections.


Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

Fellow Shareholder,

Vanguard U.S. Value Fund returned 22.1% during its 2003 fiscal year, a good result on an absolute scale but one that fell short relative to each of its comparative standards. The fund's underperformance was primarily due to subpar stock selection in sectors of the market, such as financial services, that performed well.

[Photos of John. J. Brennan]
-------------------------------------------
2003 TOTAL RETURNS        Fiscal Year Ended
                               September 30
-------------------------------------------
Vanguard U.S. Value Fund              22.1%
Russell 3000 Value Index               24.9
Average Multi-Cap Value Fund*          24.7
Wilshire 5000 Index                    26.3
-------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table presents the fund's fiscal-year returns, along with those of the fund's benchmark index, the average multi-capitalization value fund, and the broad U.S. stock market as measured by the Wilshire 5000 Total Market Index. Details of the fund's performance, including changes in net asset value and per-share distribution amounts, can be found in the table on page 5. If you own the U.S. Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

STOCKS REBOUNDED POWERFULLY AS THE BEAR RETREATED
As the fiscal year got under way last October, U.S. stock prices rallied from their bear-market lows, then stalled in the face of investor apprehension about imminent military conflict with Iraq and the seeming creakiness of the national economy. Those concerns dissipated with the start of combat operations in March and the arrival of data--reports of unexpected growth in corporate earnings and stronger-than-forecast advances in the gross domestic product--suggesting that the economy was grinding into gear.

-----------------------------------------------------------------
MARKET BAROMETER                    Average Annual Total Returns
                                Periods Ended September 30, 2003
                                ---------------------------------
                                        One     Three      Five
                                       Year     Years     Years
-----------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)        25.1%    -10.3%      1.5%
Russell 2000 Index (Small-caps)        36.5      -0.8       7.5
Wilshire 5000 Index (Entire market)    26.3      -9.5       2.0
MSCI All Country World Index Free
   ex USA (International)              29.0      -7.4       2.1
-----------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index             5.4%      8.9%      6.6%
  (Broad taxable market)
Lehman Municipal Bond Index             3.9       7.7       5.7
Citigroup 3-Month Treasury Bill Index   1.2       2.7       3.7
=================================================================
CPI
Consumer Price Index                    2.3%      2.2%      2.5%
-----------------------------------------------------------------

Beginning in March, stocks surged, with the broad market, as represented by the Wilshire 5000 Index, returning a robust 26.3% for the 12 months. Both small- and large-cap stocks produced outstanding returns, though investors' renewed appetite for risk propelled small-caps higher. International markets also posted strong returns, which were enhanced for U.S.-based investors by a decline in the U.S. dollar relative to major currencies.

RISK WAS REWARDED IN THE BOND MARKET
A taste for risk was also apparent in the bond market. In general, the riskier the bond, the better the performance. The Lehman Brothers High Yield Bond Index, a benchmark of below-investment-grade bonds, returned a stunning 30%. Bonds with at least some degree of credit risk outperformed similar-maturity U.S. Treasury bonds, which have virtually no risk of default. The broad investment-grade market, as measured by the Lehman Aggregate Bond Index, returned 5.4%.

Most interest rates rose, making a small dent in bond prices and modestly reducing total returns. The yield of the benchmark 10-year Treasury note finished the fiscal year at 3.94%, up 35 basis points (0.35 percentage point) from September 30, 2002. In the shortest maturities, however, yields fell sharply, as the Federal Reserve Board reduced its target for short-term interest rates by 75 basis points. The yield of the 3-month Treasury bill declined 61 basis points, helping to push the yields of short-term vehicles such as money market funds below 1%.

THE FUND'S VALUE-ORIENTED PORTFOLIO WAS A BIT OUT OF STYLE
Although the U.S. Value Fund's fiscal-year return of 22.1% was quite good on an absolute basis, it failed to measure up to peer funds and fell nearly 3 percentage points short of the return of its unmanaged benchmark. The fund's quantitative models--which seek to identify stocks trading below their intrinsic, or "fair," value, as well as those with improving fundamentals and low price/earnings ratios--were somewhat out of tune with the stock market's more speculative leanings during the past 12 months.

The fund's mandate to seek out-of-favor companies generally leads the advisor to turn its attention to the type of stocks typically found in the financial services, consumer discretionary, and utilities sectors. And the fund did indeed invest substantially in these sectors--more than 50% of assets. The largest sector position was financial services (roughly 27% of assets as of September
30), which contributed about 7 percentage points to the fund's 22.1% return. The fund held significant stakes in large banks such as Bank of America, Citigroup, and J.P. Morgan Chase, which performed well but were not as heavily weighted in the fund as they were in the Russell 3000 Value Index. The collective return of the fund's financial services stocks was significantly lower than was provided by that sector in the index.

Some errant stock selections and missed opportunities contributed to the fund's underperformance in consumer discretionaries. While the fund's weighting in this sector roughly paralleled that of the index (about 11% of assets on average), the return of the fund's holdings was nearly 5 percentage points less. Eastman Kodak was a particularly poor performer, as was Viacom. However, department-store retailers--most notably J.C. Penney, Neiman Marcus, and Sears, Roebuck--performed very well, as consumers continued to spend in spite of the uncertain economy.

--------------------------------------------------------------------------------
The fund's quantitative models were out of tune with the stock market's more specualtice leanings during the past 12 months.
--------------------------------------------------------------------------------
The fund's technology holdings (an average of about 8% of assets) were its best performers, earning over 51% for the 12 months. On an absolute basis, this result appears excellent, but it nonetheless lagged the performance of the tech portion of the Russell 3000 Value Index.

For more details on the fund's performance during the fiscal year, see the Report from the Advisor on page 6.

THE FUND CONTINUES TO PERFORM ADMIRABLY AS IT GAINS EXPERIENCE

Vanguard U.S. Value Fund began operations on June 29, 2000--just a few months into the equity bear market. Although this relatively brief period hardly provides a complete basis for judgment, we're pleased that this fund appears off to a promising start.
-----------------------------------------------------------------
TOTAL RETURNS                                    June 29, 2000,*
                                                         through
                                              September 30, 2003
-----------------------------------------------------------------
                             Average              Final Value of
                              Annual                   a $10,000
                              Return          Initial Investment
-----------------------------------------------------------------
U.S. Value Fund                  3.4%                    $11,152
Russell 3000 Value Index         0.6                      10,207
Average Multi-Cap
  Value Fund                    -0.1                       9,981
Wilshire 5000 Index             -8.6                       7,459
-----------------------------------------------------------------
*Inception.

As the adjacent table shows, the fund's average annual return has exceeded that of its peer funds by an average of 3.5 percentage points per year--a margin that has resulted in a substantial difference in the ending value of a hypothetical $10,000 investment. The fund has also surpassed the record of the index by a substantial 2.8 percentage points.

We believe the fund's success can be attributed to two important factors: the skills of our investment advisor, Grantham, Mayo, Van Otterloo & Co. LLC, and the fund's low costs. Because expenses are deducted from a fund's return before that return is passed on to shareholders, our low expenses mean that more of your fund's returns stay in your account and work for you. (The cost of your fund compared with the average cost of its competitors is shown on page 12.)

STICK TO YOUR PLAN THROUGH ALL TYPES OF MARKETS Following three difficult years in the equity market, recent months have proven to be quite rewarding for many investors. However, no one knows what's to come. That's why we will always impress upon investors the importance of developing a well-conceived investment plan and sticking to it through good times and bad. Holding a balanced portfolio of stocks, bonds, and cash investments consistent with your risk tolerance and tailored to your individual needs and goals is an appropriate strategy regardless of what's happening in the markets. A broadly diversified portfolio can blunt the pain of declines in one asset class while allowing participation in the strong performance of another.

Vanguard U.S. Value Fund, with its focus on attractively valued stocks, can play an important role in this type of diversified portfolio. Thank you for including it in your investment program.

Sincerely,


/s/John J. Brennan
John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
October 13, 2003


--------------------------------------------------------------------------------
Your Fund's Performance at a Glance       September 30, 2002-September 30, 2003

                                                        Distributions Per Share
                                                        -----------------------
                             Starting          Ending        Income     Capital
                          Share Price     Share Price     Dividends       Gains
--------------------------------------------------------------------------------
U.S. VALUE FUND                 $9.01          $10.82         $0.16       $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard U.S. Value Fund returned 22.1% for the fiscal year ended September 30, 2003. The fund lagged the 24.9% return of the Russell 3000 Value Index by 2.8 percentage points. Growth stocks outperformed value stocks during the period, reversing the trend we saw in the previous fiscal year. Still, the Russell 3000 Value Index managed to outperform the Standard & Poor's 500 Index by 0.5 percentage point--a small margin, but a margin nonetheless, and one indicating that value perseveres. Fiscal 2003 did continue a different trend from the previous 12 months, in that small-capitalization stocks outperformed large-cap stocks. The best-performing sectors in the Russell 3000 Value Index were technology, producer durables, and financial services; the weakest were integrated oils and consumer staples.

We use three investment disciplines to pick stocks for the fund. The three are "price-to-intrinsic value," which carries a 50% weighting in the fund; "price-to-normalized earnings," with a 30% weighting; and "improving fundamentals," with a 20% weighting. By using multiple disciplines, we strive to provide diversification and long-term results that are consistent with our mandate.

OUR SUCCESSES
Sector selection had a positive impact on overall returns during the fiscal year, particularly in integrated oils, where the fund was underweighted relative to the index, and in technology, where the fund was overweighted. Our stock selection was strong in the auto & transportation, consumer staples, and producer durables sectors.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The fund reflects the advisor's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices belwo the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

OUR SHORTFALLS
The fund lagged the return of the Russell 3000 Value Index mostly because of subpar stock selections. All three investment disciplines had some degree of negative impact, but the "improving fundamentals" discipline detracted most strongly from relative returns. Stocks selected through the price-to-intrinsic value discipline produced returns almost identical to those of the benchmark.

The fund's underweighted position in financial services--a sector that fared better than the broad Russell 3000 Value Index--also hurt it. Other factors detracting from relative performance during the period were overweighted positions in the health care, consumer staples, and auto & transportation sectors and stock selection in financial services and technology.

THE FUND'S POSITIONING
We continue to believe that domestic value-oriented stocks are more attractive than growth-oriented stocks, although the potential for relative appreciation is only a portion of what it once was (despite the fact that value stocks lagged growth stocks over the past 12 months). Compared with the benchmark index, the fund's largest sector weighting is in the financial services sector, which looks attractive based on our stock- selection disciplines. Several financial stocks also appear to have strong market sentiment behind them. Our disciplined approach to investing has had both ups and downs in the market environment of the past year. We believe that our process of combining value and momentum investment disciplines in the portfolio will continue to add value in thelong term.

PORTFOLIO CHANGES
Over the past 12 months we have decreased the fund's positions in the auto & transportation and consumer discretionary sectors, and we have increased its positions in the health care and technology sectors. The largest sector holdings in the portfolio are in financial services (27% of assets as of September 30) and utilities (13%).

We added to our holdings in Time Warner, J.P. Morgan Chase, and IBM, all on the basis of improving fundamentals. We also increased our positions in General Motors, on the basis of strong valuations, and in ConocoPhillips, which was strong in price-to-fair value for the year. We trimmed our holdings in AT&T and Freddie Mac because of their weakened fundamentals. We also eliminated holdings in FPL Group and Southern Company, both utilities stocks, based on their deteriorating price-to-fair value ratios.

Christopher M. Darnell, chief investment officer
Robert M. Soucy, managing director
GRANTHAM, MAYO, VAN OTTERLOO & co. LLC
OCTOBER 17, 2003

--------------------------------------------------------------------------------
FUND PROFILE
As of 9/30/2003
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        Comparative        Broad
                                      Fund                   Index*      Index**
--------------------------------------------------------------------------------

Number of Stocks                       404                     2032        5,288
Median Market Cap                   $13.4B                   $20.0B       $26.2B
Price/Earnings Ratio                 15.5x                    16.5x        21.5x
Price/Book Ratio                      1.9x                     2.0x         2.7x
Yield                                 1.5%                     2.5%         1.6%
Return on Equity                     18.5%                    17.8%        19.9%
Earnings Growth Rate                  4.5%                     4.2%         7.7%
Foreign Holdings                      0.0%                     0.0%         0.8%
Turnover Rate                          50%                       --           --
Expense Ratio                        0.63%                       --           --
Cash Investments                        2%                       --           --
--------------------------------------------------------------------------------

-----------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Pfizer Inc.                                      3.3%
 (pharmaceuticals)
Merck & Co., Inc.                                2.6
 (pharmaceuticals)
Altria Group, Inc.                               2.3
 (food, beverage, and tobacco)
AOL Time Warner Inc.                             2.2
 (media)
Fannie Mae                                       2.1
 (financial services)
General Motors Corp.                             1.9
 (automobiles)
ConocoPhillips                                   1.8
 (energy)
J.P. Morgan Chase & Co.                          1.6
 (banking)
International Business Machines Corp.            1.6
 (computer hardware)
Citigroup, Inc.                                  1.5
 (banking)
-----------------------------------------------------
Top Ten                                          20.9%
-----------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------------------------------
VOLATILITY MEASURES
                              Comparative                     Broad
                      Fund         Index*        Fund       Index**
----------------------------------------------------------------------
R-Squared             0.94           1.00        0.75          1.00
Beta                  0.99           1.00        0.75          1.00
----------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)

                                                        Comparative        Broad
                                      Fund                   Index*      Index**
--------------------------------------------------------------------------------
Auto & Transportation                    5%                       3%          3%
Consumer Discretionary                  12                       11          16
Consumer Staples                         5                        6           7
Financial Services                      27                       35          23
Health Care                             10                        4          14
Integrated Oils                          3                        8           3
Other Energy                             2                        2           2
Materials & Processing                   2                        6           4
Producer Durables                        5                        5           4
Technology                              11                        7          15
Utilities                               13                       13           7
Other                                    3                        0           2
--------------------------------------------------------------------------------
Cash                                     2                       --          --
--------------------------------------------------------------------------------

-----------------------------
INVESTMENT FOCUS
Market Cap  -- Large
Style       -- Style
----------------------------



*Russell 3000 Value Index.
**Wilshire 5000 Index.

                                               Visit our website at Vanguard.com
                                         for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index
products           to           simulate            stock            investment.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce
returns                              to                               investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have
market   capitalizations   above  the  median,   and  the  rest  are  below  it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the
stocks                                 it                                 holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE June 29, 2000-September 30, 2003
[Mountain Chart]
                                AVERAGE
                 U.S. VALUE    MULTI-CAP    RUSSELL 3000   WILSHIRE 5000
     DATE          FUND       VALUE FUND     VALUE INDEX       INDEX
--------------------------------------------------------------------------------
   6/29/2000      10000         10000         10000            10000
     06/2000       9810          9810          9792            10061
     09/2000      10818         10353         10559            10078
     12/2000      11297         10703         10969             9037
     03/2001      11056         10233         10377             7922
     06/2001      11790         10926         10932             8513
     09/2001      10513          9546          9717             7160
     12/2001      11629         10539         10494             8046
     03/2002      12228         10794         10965             8123
     06/2002      11102          9812         10085             7099
     09/2002       9135          8010          8173             5906
     12/2002       9854          8652          8901             6368
     03/2003       9204          8204          8467             6171
     06/2003      10926          9763          9961             7190
     09/2003      11152          9981         10207             7459
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Average Annual Total Returns
                                 Periods Ended September 30, 2003
                                 ------------------------------------Final Value
                                   One              Since           of a $10,000
                                  Year         Inception*             Investment
--------------------------------------------------------------------------------
U.S. Value Fund                  22.08%              3.41%               $11,152
Wilshire 5000 Index              26.25              -8.62                  7,459
Russell 3000 Value Index         24.89               0.63                 10,207
Average Multi-Cap Value Fund**   24.67              -0.06                  9,981
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) June 29, 2000-September 30, 2003
[Bar Chart]
Fiscal          Total      Russell 3000
  Year         Return       Value Index
  2000            8.2               5.6
  2001           -2.8              -8.0
  2002          -13.1             -15.9
  2003           22.1              24.9
--------------------------------------------------------------------------------



*June 29, 2000.
**Derived from data provided by Lipper Inc.

Note: See Financial Highlights table on page 21 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. However, they do not reflect the reduced rates on "qualified dividend income."

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    Periods Ended September 30, 2003

                                                                 One       Since
                                                                Year  Inception*
                                               ---------------------------------
U.S. VALUE FUND
 Returns Before Taxes                                          22.08%      3.41%
 Returns After Taxes on Distributions                          21.31       3.01
 Returns After Taxes on Distributions and Sale of Fund Shares  14.23       2.66
--------------------------------------------------------------------------------
*June 29, 2000.

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended September 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                          Cost of $10,000               Fund         Peer group*
                       investment in fund      expense ratio       expense ratio
--------------------------------------------------------------------------------
U.S. VALUE FUND                       $70              0.63%               1.45%
--------------------------------------------------------------------------------
*Average Multi-Cap Value Fund
The fund does not charge transaction fees; these results apply whether or not you redeemed your investment at the end of the given period. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.

You can find more information about the fund's expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

As of 9/30/2003 FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          Market
                                                                         Value+
U.S. VALUE FUND                                    Shares                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (4.5%)
  General Motors Corp.                            219,600                8,988
  Ford Motor Co.                                  315,229                3,395
  Burlington Northern Santa Fe Corp.               84,400                2,437

* Lear Corp.                                       17,800                  937
  PACCAR, Inc.                                     10,700                  799
* TBC Corp.                                        27,400                  686
  Delta Air Lines, Inc.                            50,500                  672
  Cooper Tire & Rubber Co.                         34,900                  554
* Continental Airlines, Inc. Class B               29,800                  494
* Northwest Airlines Corp. Class A                 38,400                  373
  The Goodyear Tire & Rubber Co.                   54,100                  355
* Dura Automotive Systems, Inc.                    33,600                  320
* Kansas City Southern                             25,100                  278
* Fleetwood Enterprises, Inc.                      29,900                  277
* Keystone Automotive Industries, Inc.             12,200                  265
* Aviall Inc.                                      20,500                  254
* Tower Automotive, Inc.                           55,600                  250
* Midwest Express Holdings, Inc.                   18,800                   87
* Covenant Transport, Inc.                          3,100                   57
                                                                      ----------
                                                                        21,478
                                                                      ----------
CONSUMER DISCRETIONARY (12.2%)
* AOL Time Warner Inc.                            679,300               10,264
  Sears, Roebuck & Co.                            109,600                4,793
* Cendant Corp.                                   254,311                4,753
  Home Depot, Inc.                                 82,600                2,631
* Liberty Media Corp.                             237,400                2,367
  Eastman Kodak Co.                                90,800                1,901
* InterActiveCorp                                  48,900                1,616
  McDonald's Corp.                                 65,800                1,549
  Federated Department Stores, Inc.                30,200                1,265
* VeriSign, Inc.                                   91,900                1,238
  May Department Stores Co.                        48,900                1,204
  Jones Apparel Group, Inc.                        39,800                1,191
* The Neiman Marcus Group, Inc. Class A            27,700                1,155
  Viacom Inc. Class A                              27,300                1,048
  IKON Office Solutions, Inc.                     131,800                  964
  GTECH Holdings Corp.                             21,300                  913
  VF Corp.                                         23,200                  903
* Fox Entertainment Group, Inc. Class A            28,800                  806
* American Greetings Corp. Class A                 40,400                  785
* Ryan's Family Steak Houses, Inc.                 57,300                  733
* Mohawk Industries, Inc.                           9,800                  699
* Earthlink, Inc.                                  82,900                  682
* MPS Group, Inc.                                  71,500                  644
  J.C. Penney Co., Inc. (Holding Co.)              28,800                  616
  Hasbro, Inc.                                     32,200                  603
  Whirlpool Corp.                                   8,400                  569
* Furniture Brands International Inc.              22,100                  533

--------------------------------------------------------------------------------
                                                                          Market
                                                                         Value+
U.S. VALUE FUND                                    Shares                 (000)
--------------------------------------------------------------------------------
  Dillard's Inc.                                   37,800                  528
* Stewart Enterprises, Inc. Class A               136,400                  518
  Applebee's International, Inc.                   16,100                  507
  R.R. Donnelley & Sons Co.                        18,300                  455
* Papa John's International, Inc.                  18,100                  449
* Toys R Us, Inc.                                  36,100                  434
  Kelly Services, Inc. Class A                     16,900                  422
  Limited Brands, Inc.                             27,500                  415
* Pre-Paid Legal Services, Inc.                    17,100                  401
* Catalina Marketing Corp.                         26,300                  400
  Banta Corp.                                      11,100                  400
* United Stationers, Inc.                          10,500                  396
* Service Corp. International                      86,500                  395
  Maytag Corp.                                     15,700                  392
  Lone Star Steakhouse & Saloon, Inc.              18,500                  387
* Bally Total Fitness Holding Corp.                43,100                  373
* CKE Restaurants Inc.                             53,800                  347
* Group 1 Automotive, Inc.                         10,000                  345
* Consolidated Graphics, Inc.                      13,500                  343
* Salton, Inc.                                     31,700                  315
* Lightbridge, Inc.                                31,200                  294
* Spanish Broadcasting System, Inc.                33,100                  281
* CSK Auto Corp.                                   17,700                  273
  Washington Post Co. Class B                         400                  266
* InfoSpace, Inc.                                  12,600                  257
  American Woodmark Corp.                           5,400                  242
* Central Garden and Pet Co.                        9,200                  240
* 1-800-FLOWERS.COM, Inc.                          29,300                  220
  Movado Group, Inc.                                8,900                  195
* Brightpoint, Inc.                                 5,000                  164
* Wackenhut Corrections Corp.                       9,400                  160
  Media General, Inc. Class A                       2,100                  128
* Tuesday Morning Corp.                             4,500                  125
* Tetra Tech, Inc.                                  5,800                  115
* Acclaim Entertainment Inc.                       87,200                   76
* Midway Games Inc.                                22,400                   66
  The Pep Boys (Manny, Moe & Jack)                  4,300                   66
* QRS Corp.                                         4,100                   35
* Office Depot, Inc.                                1,300                   18
* Spiegel, Inc. Class A                            22,900                    1
                                                                      ----------
                                                                        57,869
                                                                      ----------
CONSUMER STAPLES (4.4%)
  Altria Group, Inc.                              244,200               10,696
* Safeway, Inc.                                   138,400                3,175
  Tyson Foods, Inc.                               101,700                1,437
  R.J. Reynolds Tobacco Holdings, Inc.             30,100                1,190
  SuperValu Inc.                                   47,200                1,126
  Universal Corp. (VA)                             24,100                1,015
* The Kroger Co.                                   41,500                  742
  UST, Inc.                                        12,300                  433
  Hormel Foods Corp.                               15,900                  365
  Nash-Finch Co.                                   21,200                  329
* Rite Aid Corp.                                   42,200                  218
  Standard Commercial Tobacco Co.                  10,800                  199
* Del Monte Foods Co.                               5,200                   45
                                                                      ----------
                                                                        20,970
                                                                      ----------
FINANCIAL SERVICES (27.1%)
 BANKS--NEW YORK CITY (1.6%)
J.P. Morgan Chase & Co.                           226,050                7,760
 BANKS--OUTSIDE NEW YORK CITY (7.4%)
  Bank of America Corp.                            65,400                5,104
  FleetBoston Financial Corp.                     130,354                3,930
  Comerica, Inc.                                   52,300                2,437
  PNC Financial Services Group                     49,900                2,374
  KeyCorp                                          81,600                2,087
  National City Corp.                              67,100                1,977
  SouthTrust Corp.                                 54,900                1,614
  Wachovia Corp.                                   39,100                1,611
  SunTrust Banks, Inc.                             25,600                1,545
  Regions Financial Corp.                          44,500                1,524
  UnionBanCal Corp.                                26,400                1,309
  Bank One Corp.                                   26,300                1,017
  Provident Financial Group, Inc.                  35,400                  990
  Hudson United Bancorp                            23,500                  828
* BOK Financial Corp.                              18,605                  701
  Mellon Financial Corp.                           23,000                  693
  Union Planters Corp.                             19,200                  607
  Greater Bay Bancorp                              26,900                  560
  Colonial BancGroup, Inc.                         38,500                  556
  Associated Banc-Corp                             14,150                  535
  Bank of Hawaii Corp.                             14,600                  490
  Provident Bankshares Corp.                       15,290                  432
  Huntington Bancshares Inc.                       21,700                  429
  Compass Bancshares Inc.                          11,900                  412
* Silicon Valley Bancshares                        13,000                  359
  Popular, Inc.                                     9,000                  358
  Gold Banc Corp., Inc.                            25,000                  303
  Pacific Capital Bancorp                           8,100                  247
  Southwest Bancorporation of Texas, Inc.           4,900                  179
Sandy Spring Bancorp, Inc.                          3,250                  106
AmSouth Bancorp                                     3,100                   66
Glacier Bancorp, Inc.                               2,220                   61
DIVERSIFIED FINANCIAL SERVICES (2.1%)
Citigroup, Inc.                                   153,400                6,981
Morgan Stanley                                     58,000                2,927

--------------------------------------------------------------------------------
                                                                          Market
                                                                         Value+
                                                    Shares                 (000)
--------------------------------------------------------------------------------
FINANCE COMPANIEs (0.5%)
  Capital One Financial Corp.                      39,600                2,259
FINANCIAL DATA PROCESSING SERVICES (0.2%)
* CheckFree Corp.                                  37,100                  742
  Fair, Isaac, Inc.                         5,300     313

FINANCIAL MISCELLANEOUS (5.4%)
  Fannie Mae                                      144,800               10,165
  Freddie Mac                                      63,100                3,303
  MGIC Investment Corp.                            48,100                2,505
  MBNA Corp.                                       83,200                1,897
  Fidelity National Financial, Inc.                61,767                1,857
* Providian Financial Corp.                       137,100                1,616
  Radian Group, Inc.                               30,000                1,332
  Nationwide Financial Services, Inc.              21,900                  686
  LandAmerica Financial Group, Inc.                13,500                  619
  First American Corp.                             22,900                  570
  New Century Financial Corp.                      16,500                  467
  WSFS Financial Corp.                             10,200                  431

INSURANCE--LIFE (0.2%)
  The MONY Group Inc.                              20,700                  674
  AmerUs Group Co.                                 11,000                  374

INSURANCE--MULTILINE (3.7%)
  Allstate Corp.                                   82,000                2,995
  Loews Corp.                                      72,100                2,911
  CIGNA Corp.                                      45,400                2,027
  UnumProvident Corp.                             134,500                1,987
  The Hartford Financial Services Group Inc.       24,500                1,289
  Torchmark Corp.                                  30,700                1,248
  Lincoln National Corp.                           24,700                  874
  Protective Life Corp.                            26,500                  791
  Old Republic International Corp.                 18,500                  612
* Allmerica Financial Corp.                        25,100                  598
* CNA Financial Corp.                              28,300                  595
  Aon Corp.                                        25,700                  536
  American Financial Group, Inc.                   20,000                  435
  American National Insurance Co.                   2,300                  196
  SAFECO Corp.                                      5,000                  176
  Horace Mann Educators Corp.                      10,000                  145

INSURANCE--PROPERTY-CASUALTY (0.8%)
  The PMI Group Inc.                               38,800                1,310
  Travelers Property Casualty Corp. Class A        68,400                1,086
  Fremont General Corp.                            43,300                  550
  Commerce Group, Inc.                             14,200                  539
* Ohio Casualty Corp.                              22,400                  325

INVESTMENT MANGEMENT COMPANIES (0.1%)
Janus Capital Group Inc.                           23,200                  324

REAL ESTATE INVESTMENT TRUSTS (0.7%)
  HRPT Properties Trust REIT                       92,100                  842
  Annaly Mortgage Management Inc. REIT             36,400                  598
* La Quinta Corp. REIT                             90,600                  564
* Corrections Corp. of America REIT                15,500                  382
  Entertainment Properties Trust REIT               8,200                  246
  Boykin Lodging Co. REIT                          26,500                  218
  Capstead Mortgage Corp. REIT                     16,600                  206
  National Health Investors REIT                   10,700                  195
  Simon Property Group, Inc. REIT
                                                      100                    4
RENT & LEASE SERVICES--COMMERCIAL (0.2%)
* United Rentals, Inc.                             35,900                  578
  Ryder System, Inc.                               12,700                  372

SAVINGS & Loan (2.5%)
  Washington Mutual, Inc.                          66,279                2,609
  Golden West Financial Corp.                      16,700                1,495
  Astoria Financial Corp.                          44,100                1,363
  Green Point Financial Corp.                      37,050                1,106
  Flagstar Bancorp, Inc.                           45,400                1,042
  Sovereign Bancorp, Inc.                          52,400                  972
  BankAtlantic Bancorp, Inc.  Class A              42,000                  599
  Washington Federal Inc.                          23,696                  597
  Charter One Financial, Inc.                      15,700                  480
  Seacoast Financial Services Corp.                22,600                  468
* BankUnited Financial Corp.                       12,100                  255
  Dime Community Bancshares                         8,250                  190
  IndyMac Bancorp, Inc.                             8,100                  188
  Coastal Bancorp, Inc.                             4,500                  143
  Hudson City Bancorp, Inc.                         4,500                  139
  Roslyn Bancorp, Inc.                              3,900                   92

SECURITIES BROKERS & Services (1.7%)
  Countrywide Financial Corp.                      32,400                2,536
  Bear Stearns Co., Inc.                           33,300                2,491
  Nuveen Investments, Inc. Class A                 28,700                  789
* Knight Trading Group, Inc.                       56,500                  647
* Ameritrade Holding Corp.                         54,100                  609
  A.G. Edwards & Sons, Inc.                        13,000                  499
  Lehman Brothers Holdings, Inc.                    6,600                  456
  Advanta Corp. Class A                            14,300                  157
                                                                      ----------
                                                                       128,595
                                                                      ----------
HEALTH CARE (10.0%)
  Pfizer Inc.                                     514,500               15,631
  Merck & Co., Inc.                               248,200               12,564

--------------------------------------------------------------------------------
                                                                          Market
                                                                         Value+
U.S. VALUE FUND                                    Shares                 (000)
--------------------------------------------------------------------------------
  Bristol-Myers Squibb Co.                        251,200                6,446
  Schering-Plough Corp.                           257,600                3,926
  Guidant Corp.                                    33,000                1,546
* Health Net Inc.                                  38,600                1,223
  Aetna Inc.                                       16,300                  995
* Invitrogen Corp.                                 15,300                  887
* Thoratec Corp.                                   45,000                  765
* Watson Pharmaceuticals, Inc.                     17,800                  742
* Genzyme Corp.-General Division                   11,900                  550
* WebMD Corp.                                      58,500                  522
* Ocular Sciences, Inc.                            21,000                  468
  Mentor Corp.                                     17,400                  397
* Sola International Inc.                          24,700                  395
* ICOS Corp.                                        6,900                  264
* STERIS Corp.                                      9,600                  221
* Kendle International Inc.                        11,200                   61
* Edwards Lifesciences Corp.                        1,600                   43
                                                                      ----------
                                                                        47,646
                                                                      ----------
INTEGRATED OILS (3.3%)
ConocoPhillips Co.                                153,354                8,396
ExxonMobil Corp.                                   88,300                3,232
Marathon Oil Corp.                                 82,000                2,337
Occidental Petroleum Corp.                         24,500                  863
Amerada Hess Corp.                                 16,500                  827
                                                                      ----------
                                                                          15,655
                                                                      ----------

OTHER ENERGY (1.9%)

  Halliburton Co.                                  51,100                1,239
  Devon Energy Corp.                               22,700                1,094
  Chesapeake Energy Corp.                          91,100                  982
  Burlington Resources, Inc.                       16,500                  795
  Valero Energy Corp.                              16,500                  631
  El Paso Corp.                                    79,400                  580
* Tesoro Petroleum Corp.                           56,600                  479
  XTO Energy, Inc.                                 22,633                  475
  Peabody Energy Corp.                             12,700                  398
  Pogo Producing Co.                                8,100                  367
* Stone Energy Corp.                                9,800                  346
* Evergreen Resources, Inc.                        12,200                  329
  Patina Oil & Gas Corp.                            8,943                  324
  Williams Cos., Inc.                              33,100                  312
* Comstock Resources, Inc.                         21,600                  289
  Cabot Oil & Gas Corp.                             5,700                  148
  Massey Energy Co.                                 9,800                  130
* Westport Resources Corp.                          4,900                  115
  Arch Coal, Inc.                                   3,900                   87
* Spinnaker Exploration Co.                         3,500                   84
                                                                      ----------
                                                                         9,204
                                                                      ----------
MATERIALS & PROCESSING (2.4%)
  United States Steel Corp.                        83,300                1,531
  Lafarge North America Inc.                       43,700                1,521
  Monsanto Co.                                     39,700                  950
  York International Corp.                         25,600                  886
  Ashland, Inc.                                    22,100                  726
  Sherwin-Williams Co.                             19,400                  571
  USEC Inc.                                        86,400                  564
  Engelhard Corp.                                  18,300                  506
  Sonoco Products Co.                              18,600                  408
  IMC Global Inc.                                  59,400                  381
  Lubrizol Corp.                                   10,100                  328
* Griffon Corp.                                    17,700                  318
* Cleveland-Cliffs Inc.                            12,300                  315
* GrafTech International Ltd.                      37,600                  301
  H.B. Fuller Co.                                  12,200                  296
  Apogee Enterprises, Inc.                         24,000                  248
  Allegheny Technologies Inc.                      37,100                  243
  Wausau-Mosinee Paper Corp.                       18,700                  228
  Alcoa Inc.                                        8,700                  228
* Owens-Illinois, Inc.                             17,900                  204
* URS Corp.                                        10,500                  204
  Harsco Corp.                                      2,500                   96
* Oregon Steel Mills, Inc.                         33,900                   90
  Worthington Industries, Inc.                        700                    9
                                                                     -----------
                                                                        11,152
                                                                      ----------
PRODUCER DURABLES (5.2%)
  The Boeing Co.                                   84,500                2,901
  Lennar Corp. Class A                             31,800                2,474
* Xerox Corp.                                     212,800                2,183
  Centex Corp.                                     27,900                2,173
  Pulte Homes, Inc.                                27,400                1,863
  Northrop Grumman Corp.                           19,767                1,704
  D. R. Horton, Inc.                               49,398                1,615
  KB HOME                                          23,900                1,426
  MDC Holdings, Inc.                               22,364                1,208
* Toll Brothers, Inc.                              31,700                  964
  Goodrich Corp.                                   39,400                  955
  Cummins Inc.                                     19,700                  875
* Agilent Technologies, Inc.                       25,200                  557
  Caterpillar, Inc.                                 7,700                  530
* Crown Castle International Corp.                 54,200                  510
* Beazer Homes USA, Inc.                            6,000                  506
  NACCO Industries, Inc. Class A                    6,500                  465
* Rayovac Corp.                                    29,600                  432
  Standard Pacific Corp.                           10,300                  390
* American Tower Corp. Class A                     30,200                  307
* Champion Enterprises, Inc.                       44,100                  280
* General Cable Corp.                              33,800                  269
* Dionex Corp.                                      5,600                  220
  Cooper Industries, Inc. Class A                   1,900                   91
                                                                      ----------
                                                                        24,898
                                                                      ----------
TECHNOLOGY (10.5%)
  International Business Machines Corp.            85,700                7,570
  Computer Associates International, Inc.         211,400                5,520

--------------------------------------------------------------------------------
                                                                          Market
                                                                         Value+
                                                    Shares                 (000)
--------------------------------------------------------------------------------
  Hewlett-Packard Co.                             280,200                5,425
* Oracle Corp.                                    322,800                3,622
* Corning, Inc.                                   294,200                2,771
  Electronic Data Systems Corp.                   110,400                2,230
* Ceridian Corp.                                   81,700                1,521
  Rockwell Automation, Inc.                        53,000                1,391
* Cisco Systems, Inc.                              69,700                1,362
* EMC Corp.                                       102,100                1,290
* Ingram Micro, Inc. Class A                       82,300                1,074
* BMC Software, Inc.                               71,700                  999
* CIENA Corp.                                     141,700                  837
* Hutchinson Technology, Inc.                      23,200                  768
* Tekelec                                          45,000                  703
* McDATA Corp. Class A                             55,400                  663
* Adaptec, Inc.                                    81,500                  616
* Comverse Technology, Inc.                        39,300                  588
* Cree, Inc.                                       29,900                  554
* InterVoice, Inc.                                 59,300                  530
* Gartner, Inc. Class A                            46,200                  509
* Juniper Networks, Inc.                           34,000                  507
* Avid Technology, Inc.                             9,600                  507
* Arrow Electronics, Inc.                          26,100                  480
* Foundry Networks, Inc.                           21,900                  471
* Keane, Inc.                                      36,800                  470
  PerkinElmer, Inc.                                30,200                  462
* Avaya Inc.                                       41,600                  454
* 3Com Corp.                                       74,600                  440
* Macromedia, Inc.                                 16,900                  418
* Tellabs, Inc.                                    58,500                  397
* Skyworks Solutions, Inc.                         40,200                  366
* Avocent Corp.                                    11,800                  357
* Compuware Corp.                                  63,800                  342
* Trimble Navigation Ltd.                          14,400                  333
* Perot Systems Corp.                              32,600                  326
  Texas Instruments, Inc.                          14,000                  319
* Ciber, Inc.                                      41,200                  313
  Symbol Technologies, Inc.                        25,800                  308
* Storage Technology Corp.                         11,100                  268
* Sykes Enterprises, Inc.                          37,500                  248
* Pixelworks, Inc.                                 28,100                  242
* Citrix Systems, Inc.                              9,800                  216
* Microsemi Corp.                                  13,500                  206
* Advanced Digital  Information Corp.              14,600                  205
  Analogic Corp.                                    3,600                  173
* MICROS Systems, Inc.                              4,700                  161
  Talx Corp.                                        6,300                  155
* ViaSat, Inc.                                      8,400                  150
  Pomeroy IT Solutions, Inc.                       10,600                  135*
Fairchild Semiconductor International, Inc.         1,100                   18
  Inter-Tel, Inc.                                     600                   15
  Imation Corp.                                       100                    3
                                                                      ----------
                                                                        50,008
                                                                      ----------
UTILITIES (13.1%)

  SBC Communications Inc.                         294,700                6,557
  Sprint Corp.                                    365,900                5,525
  AT&T Corp.                                      251,980                5,430
  BellSouth Corp.                                 177,200                4,196
* PG&E Corp.                                      168,000                4,015
* AT&T Wireless Services Inc.                     411,100                3,363
* Comcast Corp. Special Class A                   112,000                3,308
  Sempra Energy                                    65,000                1,908
  Verizon Communications                           57,502                1,865
  PPL Corp.                                        42,700                1,749
* Edison International                             86,400                1,650
  Public Service Enterprise Group, Inc.            37,500                1,575
  American Electric Power Co., Inc.                46,300                1,389
* Cox Communications, Inc. Class A                 40,000                1,265
  Xcel Energy, Inc.                                80,700                1,248
  Consolidated Edison Inc.                         26,500                1,080
  OGE Energy Corp.                                 46,500                1,050
  Duke Energy Corp.                                58,600                1,044
  Puget Energy, Inc.                               46,400                1,041
  PNM Resources Inc.                               35,200                  987
* Cablevision Systems NY Group Class A             49,500                  896
* Citizens Communications Co.                      74,600                  836
  Westar Energy, Inc.                              43,500                  803
  Constellation Energy Group, Inc.                 20,900                  748
  CenterPoint Energy Inc.                          76,100                  698
  ALLTEL Corp.                                     13,900                  644
  Kinder Morgan, Inc.                              11,700                  632
  TXU Corp.                                        25,000                  589
  UGI Corp. Holding Co.                            19,600                  567
  Energy East Corp.                                25,200                  565
  Questar Corp.                                    17,500                  539
  Avista Corp.                                     32,600                  508
  TECO Energy, Inc.                                36,600                  506
  CMS Energy Corp.                                 68,600                  506
  Pinnacle West Capital Corp.                      13,600                  483
  Duquesne Light Holdings, Inc.                    31,000                  479
  Energen Corp.                                    12,000                  434
  Great Plains Energy, Inc.                        13,600                  412
  ONEOK, Inc.                                      19,900                  401
* Cincinnati Bell Inc.                             69,400                  353
* Boston Communications Group, Inc.                18,300                  182
                                                                      ----------
                                                                        62,026
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          Market
                                                                         Value+
U.S. VALUE FUND                                    Shares                 (000)
--------------------------------------------------------------------------------
OTHER (1.8%)
  Honeywell International Inc.                    105,500                2,780
  Brunswick Corp.                                  37,500                  963
  Lancaster Colony Corp.                           22,200                  883
  Textron, Inc.                                    20,300                  801
  Johnson Controls, Inc.                            8,200                  776
* FMC Corp.                                        22,500                  567
  Trinity Industries, Inc.                         19,200                  496
* Berkshire Hathaway Inc. Class B                     160                  399
  GenCorp, Inc.                                    21,900                  196
* McDermott International, Inc.                    28,100                  161
                                                                      ----------
                                                                         8,022
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $450,691)                                                       457,523
--------------------------------------------------------------------------------
                                                     Face
                                                   Amount
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.8%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BILl
(2) 0.90-1.15%, 10/23/2003                          $ 700                  700
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
1.09%, 10/1/2003                                   15,350               15,350
1.09%, 10/1/2003--Note F                            1,860                1,860
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $17,910)                                                          17,910
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
 (Cost $468,601)                                                       475,433
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
 Other Assets--Note C                                                   11,045
 Liabilities--Note F                                                   (12,176)
                                                                       -------=-
                                                                        (1,131)
                                                                       -------=-
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  43,828,668  outstanding  $.001
par value  shares of  beneficial
interest (unlimited authorization)                                    $474,302
================================================================================
NET ASSET VALUE PER SHARE                                               $10.82
================================================================================
+See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.0% and 2.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


                                                   Amount                  Per
                                                    (000)                Share
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                  $494,712               $11.28
Undistributed Net
 Investment                                         4,977                  .11
Accumulated Net Realized Losses                   (32,078)                (.73)
Unrealized Appreciation (Depreciation)
 Investment Securities                              6,832                  .16
 Futures Contracts                                   (141)                  --
--------------------------------------------------------------------------------
NET ASSETS                                       $474,302               $10.82
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 U.S. Value Fund
                                                   Year Ended September 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                            $ 10,293
 Interest                                                                  186
 Security Lending                                                           87
--------------------------------------------------------------------------------
Total Income                                                            10,566
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee                                                              1,014
  Performance Adjustment                                                   419
The Vanguard Group--Note C
  Management and Administrative                                          1,295
  Marketing and Distribution                                                62
Custodian Fees                                                              12
Auditing Fees                                                               14
Shareholders' Reports and Proxies                                           13
Trustees' Fees and Expenses                                                  1
--------------------------------------------------------------------------------
Total Expenses                                                           2,830
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    7,736
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (13,483)
  Futures Contracts                                                        721
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (12,762)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                  92,028
 Futures Contracts                                                         (73)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        91,955
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $86,929
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             U.S. VALUE FUND
                                                     ---------------------------
                                                        Year Ended September 30,
                                                     ---------------------------
                                                          2003            2002
                                                         (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                  $ 7,736         $ 6,491
 Realized Net Gain (Loss)                               (12,762)       (17,348)
 Change in Unrealized Appreciation (Depreciation)        91,955        (77,011)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            86,929         (87,868)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                  (7,425)         (3,718)
 Realized Capital Gain                                      --              --
--------------------------------------------------------------------------------
  Total Distributions                                   (7,425)         (3,718)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                150,487         389,548
 Issued in Lieu of Cash Distributions                    6,538           3,324
 Redeemed                                             (178,500)       (168,268)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                                  (21,475)        224,604
--------------------------------------------------------------------------------
 Total Increase (Decrease)                              58,029         133,018
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                   416,273         283,255
--------------------------------------------------------------------------------
End of Period                                         $474,302        $416,273
================================================================================
 1Shares Issued (Redeemed)
  Issued                                                15,162          34,850
  Issued in Lieu of Cash Distributions                     677             291
  Redeeme                                              (18,209)        (16,028)
--------------------------------------------------------------------------------
  Net Increase (Decrease) inShares Outstanding          (2,370)         19,113
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. VALUE FUND

-------------------------------------------------------------------------------------------------
                                                     Year Ended Sept. 30,         June 5 * to
                                                  -------------------------------   Sept. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          2003       2002      2001          2000
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 9.01     $10.46    $10.84        $10.00
-------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                   .17        .13       .11           .04
 Net Realized and Unrealized Gain (Loss)
  on Investments                                        1.80      (1.48)     (.41)          .80
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.97      (1.35)     (.30)          .84
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                   (.16)      (.10)     (.08)           --
 Distributions from Realized Capital Gains                --         --        --            --
-------------------------------------------------------------------------------------------------
  Total Distributions                                   (.16)      (.10)     (.08)           --
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $10.82     $ 9.01    $10.46        $10.84
================================================================================================

TOTAL RETURN                                          22.08%    -13.11%    -2.82%         8.18%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                   $474       $416      $283           $68
 Ratio of Total Expenses to Average Net Assets         0.63%      0.54%     0.51%       0.58%**
 Ratio of Net Investment Income to Average Net Assets  1.72%      1.36%     1.67%       2.08%**
 Portfolio Turnover Rate                                 50%        46%      54%            18%
==================================================================================================
*Subscription  period for the fund was June 5, 2000,  to June 29,  2000,  during which  time all  assets  were  held in  money  market  instruments.  Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Annualized.


SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Russell 3000

Value Index. For the year ended September 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund's average net assets before an increase of $419,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2003, the fund had contributed capital of $81,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.08% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2003, the fund had $5,490,000 of ordinary income available for distribution. The fund had available realized losses of $32,260,000 to offset future net capital gains of $308,000 through September 30, 2009, $2,724,000 through September 30, 2010, $18,350,000 through September 30,
2011, and $10,878,000 through September 30, 2012.

At September 30, 2003, net unrealized appreciation of investment securities for tax purposes was $6,832,000, consisting of unrealized gains of $41,796,000 on securities that had risen in value since their purchase and $34,964,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2003, the aggregate settlement value of open futures contracts expiring in December 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                                  (000)
--------------------------------------------------------------------------------
                                             AGGREGATE                UNREALIZED
                             NUMBER OF      SETTLEMENT              APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS           VALUE            (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                       29          $7,207                    $(141)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes. E. During the year ended September 30, 2003, the fund purchased $217,614,000 of investment securities and sold $247,220,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at September 30, 2003, was $1,559,000, for which the fund held cash collateral of $1,860,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the "Fund") at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 5, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Philadelphia, Pennsylvania

--------------------------------------------------------------------------------
October 31, 2003
SPECIAL 2003 TAX INFORMATION

(UNAUDITED) FOR VANGUARD U.S. VALUE FUND

This information for the fiscal year ended September 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

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

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CAPITALIZE ON YOUR IRA
--------------------------------------------------------------------------------
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International
Stock Index Fund Total
Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund Windsor(TM)
Fund Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury
Fund Short-Term
Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

-----------------------------------------------------------------------------------------------------------------
                      POSITION(S) HELD
                      WITH FUND
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*      Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987              Executive Officer,   served by The Vanguard Group.
                      and Trustee
                      (112)
---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS      Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)                (112)                to Greenwich Associates (international business strategy consulting);
January 2001                               Successor Trustee of Yale University; Overseer of the Stern School of
                                           Business at New York University; Trustee of the Whitehead Institute
                                           for Biomedical Research.
---------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA        Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                              September 1999) of Rohm and Haas Co. (chemicals); Director of
                                           Technitrol, Inc. (electronic components), and Agere Systems
                                           (communications components); Board Member of the American Chemistry
                                           Council; and Trustee of Drexel University.
---------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN       Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN                (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                     products); Director of the Medical Center at Princeton and Women's
July 1998                                  Research and Education Institute.
----------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL     TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)                (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                                   (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                           Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                           (holding company), and NeuVis, Inc.(software company).
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD
                      WITH FUND
NAME                  (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee              Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)                Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                               Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products
                                           Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee              Retired Chairman and Chief Executive Officer of Rohm
                                           and Haas Co. (1936) (112) (chemicals); Director of Cummins Inc.
                                           (diesel engines), The Mead April 1985 Corp. (paper products), and
                                           AmerisourceBergen Corp. (pharmaceutical distribution);
                                           Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary            Managing Director and General Counsel of The
                                           Vanguard Group, Inc.; (1951) (112) Secretary of The Vanguard Group and
                                           of each of the investment June 2001 companies served by The Vanguard Group.
-----------------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer            Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)                investment companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
Company Act of 1940.

More information about the trustees is in the Statement of Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600


Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs of that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

                                FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

                                 TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC. ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.
Q1240 112003

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD MALVERN FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD MALVERN FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: November 20, 2003

      VANGUARD MALVERN FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: November 20, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.